Exhibit 10.11

EXECUTION VERSION

SECOND LIEN INTERCREDITOR AGREEMENT

Dated as of May 23, 2014

among

BARCLAYS BANK PLC,

as the Initial First Lien Representative and Initial First Lien Collateral Agent for the Initial First

Lien Claimholders,

BARCLAYS BANK PLC,

as the Initial Second Lien Representative and Initial Second Lien Collateral Agent for the Initial

First Lien Claimholders

and

each additional Representative and Collateral Agent from time to time party hereto and acknowledged and agreed to by

TASC, INC.,

as the Company and the other

Grantors referred to herein

i

6.8	Waiver	37
6.9	Separate Grants of Security and Separate Classification	37
6.10	Effectiveness in Insolvency or Liquidation Proceedings	38
6.11	Voting	38

SECTION 7.	Reliance; Waivers; Etc.	38

7.1	Reliance	38
7.2	No Warranties or Liability	38
7.3	No Waiver of Lien Priorities	39
7.4	Obligations Unconditional	41

SECTION 8.	Miscellaneous	42

8.1	Integration/Conflicts	42
8.2	Effectiveness; Continuing Nature of this Agreement; Severability	42
8.3	Amendments; Waivers	43
8.4	Information Concerning Financial Condition of the Grantors and their Subsidiaries	43
8.5	Subrogation	44
8.6	Application of Payments	44
8.7	Additional Debt Facilities	44
8.8	Agency Capacities	47
8.9	Submission to Jurisdiction; Certain Waivers	47
8.10	WAIVER OF JURY TRIAL	48
8.11	Notices	48
8.12	Further Assurances	49
8.13	APPLICABLE LAW	49
8.14	Binding on Successors and Assigns	49
8.15	Section Headings	50
8.16	Counterparts	50
8.17	Authorization	50
8.18	No Third Party Beneficiaries/ Provisions Solely to Define Relative Rights	50
8.19	No Indirect Actions	50
8.20	Additional Grantors	50

EXHIBITS

Exhibit A - Joinder Agreement (Additional Second Lien Debt)

Exhibit B - Joinder Agreement (Additional First Lien Debt)

Exhibit C - Additional Debt Designation

Exhibit D – Joinder Agreement (Additional Grantors)

ii

SECOND LIEN INTERCREDITOR AGREEMENT

This SECOND LIEN INTERCREDITOR AGREEMENT (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of May 23, 2014, and entered into by and among BARCLAYS BANK PLC, as First Lien Representative for the Initial First Lien Claimholders (as defined below) (in such capacity and together with its successors and assigns from time to time in such capacity “Initial First Lien Representative”) and collateral agent for the Initial First Lien Claimholders (in such capacity and together with its successors and assigns from time to time in such capacity, the “Initial First Lien Collateral Agent”), BARCLAYS BANK PLC, as Second Lien Representative for the Initial Second Lien Claimholders (as defined below) (in such capacity and together with its successors and assigns from time to time in such capacity the “Initial Second Lien Representative”) and collateral agent for the Initial Second Lien Claimholders (as defined below) (in such capacity and together with its successors and assigns from time to time in such capacity the “Initial Second Lien Collateral Agent”) and each additional First Lien Representative, First Lien Collateral Agent, Second Lien Representative and Second Lien Collateral Agent that from time to time becomes a party hereto pursuant to Section 8.7, and acknowledged and agreed to by TASC, INC., a Massachusetts corporation (the “Company”) and the other Grantors (as defined below). Capitalized terms used in this Agreement have the meanings assigned to them in Section 1 below.

RECITALS

The Company, TASC Parent Corporation (“Holdings”), the lenders party thereto and the Initial First Lien Representative have entered into the First Lien Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time the “Initial First Lien Credit Agreement”);

The Company, Holdings, the lenders party thereto and the Initial Second Lien Representative have entered into the Second Lien Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time the “Initial Second Lien Credit Agreement”);

Pursuant to (i) that certain Guarantee and Collateral Agreement dated as of the date hereof, Holdings has agreed to guaranty the First Lien Obligations (the “First Lien Guaranty”); (ii) the Initial First Lien Credit Agreement, each of Holdings and the Company has agreed to cause certain current and future Subsidiaries to agree to guaranty the First Lien Obligations pursuant to such Guarantee and Collateral Agreement; (iii) that certain Guarantee and Collateral Agreement dated as of the date hereof, Holdings has agreed to guaranty the Second Lien Obligations (the “Second Lien Guaranty”); and (iv) the Initial Second Lien Credit Agreement, each of Holdings and the Company has agreed to cause certain current and future Subsidiaries to agree to guaranty the Second Lien Obligations pursuant to such Guarantee and Collateral Agreement.

The Obligations (under and as defined in the Initial First Lien Credit Agreement) will be secured on a first-priority basis by liens on substantially all the assets of the Company, Holdings and the Subsidiary guarantors (such current and future Subsidiaries of the Company providing a guaranty thereof, the “Guarantor Subsidiaries”), respectively, pursuant to the terms of the First Lien Collateral Documents;

The Obligations (under and as defined in the Initial Second Lien Credit Agreement) will be secured on a junior-priority basis by liens on substantially all the assets of the Company, Holdings and the Guarantor Subsidiaries, respectively, pursuant to the terms of the Second Lien Collateral Documents;

The First Lien Loan Documents and the Second Lien Loan Documents provide, among other things, that the parties thereto shall set forth in this Agreement their respective rights and remedies with respect to the Collateral; and

In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, each of the Initial First Lien Representative (for itself and on behalf of each other Initial First Lien Claimholder), the Initial First Lien Collateral Agent (for itself and on behalf of each other Initial First Lien Claimholder), the Initial Second Lien Representative (for itself and on behalf of each other Initial Second Lien Claimholder), the Initial Second Lien Collateral Agent (for itself and on behalf of each other Initial Second Lien Claimholder), each additional First Lien Representative (for itself and on behalf of each other Additional First Lien Claimholder represented by it), each additional First Lien Collateral Agent (for itself and on behalf of each other Additional First Lien Claimholder represented by it), each additional Second Lien Representative (for itself and on behalf of each other Additional Second Lien Claimholder represented by it) and each additional Second Lien Collateral Agent (for itself and on behalf of each other Additional Second Lien Claimholder represented by it), intending to be legally bound, hereby agrees as follows:

SECTION 1.	Definitions.

1.1 Defined Terms. Capitalized terms used but not defined herein shall have the meaning assigned to such term in the First Lien Credit Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Additional Collateral Agent” means an Additional First Lien Collateral Agent and/or an Additional Second Lien Collateral Agent, as the context may require.

“Additional Debt” has the meaning set forth in Section 8.7.

“Additional First Lien Collateral Agent” has the meaning set forth in the definition of “First Lien Collateral Agent”.

“Additional First Lien Debt” means any Indebtedness and guarantees thereof that is incurred, issued or guaranteed by the Company and/or any other Grantor (other than the Initial First Lien Debt) which Indebtedness and guarantees are secured by the First Lien Collateral (or a portion thereof) on a basis senior to the Second Lien Obligations; provided, however, that with respect to any such Indebtedness incurred after the date hereof (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each First Lien Loan Document and Second Lien Loan Document, (ii) unless already a party with respect to that

Series of Additional First Lien Debt, each of the First Lien Representative and the First Lien Collateral Agent for the holders of such Indebtedness shall have become party to (A) this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.7 hereof and (B) the First Lien Pari Passu Intercreditor Agreement pursuant to, and by satisfying the conditions set forth in, Section 5.14 thereof; provided, further, that, if such Indebtedness will be the initial Additional First Lien Debt incurred by the Company or any other Grantor after the date hereof, then the Grantors, the Initial First Lien Representative, the Initial First Lien Collateral Agent, the First Lien Representative for such Indebtedness and the First Lien Collateral Agent for such Indebtedness shall have executed and delivered the First Lien Pari Passu Intercreditor Agreement and (iii) each of the other requirements of Section 8.7 shall have been complied with. The requirements of clause (2) of Section 8.7(b) shall be tested only as of (x) the date of execution of such Joinder Agreement by the applicable Additional First Lien Collateral Agent and Additional First Lien Representative if pursuant to a commitment entered into at the time of such Joinder Agreement and (y) with respect to any later commitment or amendment to those terms to permit such Indebtedness, as of the date of such commitment and/or amendment.

“Additional First Lien Loan Documents” means, with respect to any Series of Additional First Lien Debt, the loan agreements, promissory notes, indentures and other operative agreements evidencing or governing such Indebtedness, any document governing reimbursement obligations in respect of letters of credit issued pursuant to any Additional First Lien Loan Documents and the First Lien Collateral Documents securing such Series of Additional First Lien Debt.

“Additional First Lien Obligations” means, with respect to any Series of Additional First Lien Debt, (a) all principal, interest (including any Post-Petition Interest), premium (if any), penalties, fees, expenses (including fees, expenses and disbursements of agents, professional advisors and legal counsel), indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts, in each case whether or not allowed or allowable in an Insolvency or Liquidation Proceeding, payable with respect to such Additional First Lien Debt, (b) all other amounts payable to the related Additional First Lien Claimholders under the related Additional First Lien Loan Documents (other than in respect of any Indebtedness not constituting Additional First Lien Debt), (c) any Hedging Obligations and Cash Management Obligations secured under the First Lien Collateral Documents securing such Series of Additional First Lien Debt and (d) any renewals or extensions of the foregoing.

“Additional First Lien Representative” has the meaning set forth in the definition of “First Lien Representative”.

“Additional First Lien Claimholders” means, with respect to any Series of Additional First Lien Debt, the holders of such Indebtedness, the First Lien Representative with respect thereto, the First Lien Collateral Agent with respect thereto, any trustee or agent therefor under any related Additional First Lien Loan Documents and the beneficiaries of each indemnification obligation undertaken by the Company or any other Grantor under any related Additional First Lien Loan Documents and the holders of any other Additional First Lien Obligations secured by the First Lien Collateral Documents for such Series of Additional First Lien Debt.

“Additional Obligations” means the Additional First Lien Obligations and the Additional Second Lien Obligations.

“Additional Representative” means an Additional First Lien Representative and/or an Additional Second Lien Representative, as the context may require.

“Additional Second Lien Collateral Agent” has the meaning set forth in the definition of “Second Lien Collateral Agent”.

“Additional Second Lien Debt” means any Indebtedness and guarantees thereof that is incurred, issued or guaranteed by the Company and/or any Grantor (other than the Initial Second Lien Debt) which Indebtedness and guarantees are secured by the Second Lien Collateral (or a portion thereof) on a basis junior to the First Lien Obligations; provided, however, that with respect to any such Indebtedness incurred after the date hereof (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each First Lien Loan Document and Second Lien Loan Document, (ii) unless already a party with respect to that Series of Additional Second Lien Debt, each of the Second Lien Representative and the Second Lien Collateral Agent for the holders of such Indebtedness shall have become party to (A) this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.7 hereof and (B) the Second Lien Pari Passu Intercreditor Agreement pursuant to and by satisfying the conditions set forth therein; provided, further, that, if such Indebtedness will be the initial Additional Second Lien Debt incurred by the Company or any other Grantor after the date hereof, then the Grantors, the Initial Second Lien Representative, the Initial Second Lien Collateral Agent, the Second Lien Representative for such Indebtedness and the Second Lien Collateral Agent for such Indebtedness shall have executed and delivered the Second Lien Pari Passu Intercreditor Agreement and (iii) each of the other requirements of Section 8.7 shall have been complied with. The requirements of clause (i) shall be tested only as of (x) the date of execution of such Joinder Agreement by the applicable Additional Second Lien Collateral Agent and Additional Second Lien Representative if pursuant to a commitment entered into at the time of such Joinder Agreement, and (y) with respect to any later commitment or amendment to those terms to permit such Indebtedness, as of the date of such commitment and/or amendment.

“Additional Second Lien Loan Documents” means, with respect to any Series of Additional Second Lien Debt, the loan agreements, promissory notes, indentures and other operative agreements evidencing or governing such Indebtedness, any document governing reimbursement obligations in respect of letters of credit issued pursuant to any Additional Second Lien Loan Documents and the Second Lien Collateral Documents securing such Series of Additional Second Lien Debt.

“Additional Second Lien Obligations” means, with respect to any Series of Additional Second Lien Debt, (a) principal, interest (including any Post-Petition Interest), premium (if any), penalties, fees, expenses (including fees, expenses and disbursements of agents, professional advisors and legal counsel), indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts, in each case whether or not allowed or allowable in an Insolvency or Liquidation Proceeding, payable with respect to such Additional Second Lien Debt, (b) all other amounts payable to the related Additional Second Lien Claimholders under the related Additional Second Lien Loan Documents (other than in respect of any Indebtedness not constituting Additional Second Lien Debt), (c) any Hedging Obligations and Cash Management Obligations secured under the Second Lien Collateral Documents securing such Series of Additional Second Lien Debt and (d) any renewals or extensions of the foregoing.

“Additional Second Lien Representative” has the meaning set forth in the definition of “Second Lien Representative”.

“Additional Second Lien Claimholders” means, with respect to any Series of Additional Second Lien Debt, the holders of such Indebtedness, the Second Lien Representative with respect thereto, the Second Lien Collateral Agent with respect thereto, any trustee or agent therefor under any related Additional Second Lien Loan Documents and the beneficiaries of each indemnification obligation undertaken by the Company or any other Grantor under any related Additional Second Lien Loan Documents and the holders of any other Additional Second Lien Obligations secured by the Second Lien Collateral Documents for such Series of Additional Second Lien Debt.

“Agreement” has the meaning set forth in the Preamble to this Agreement.

“Bankruptcy Case” means a case under the Bankruptcy Code or any other Bankruptcy Law.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

“Claimholders” means the First Lien Claimholders and/or the Second Lien Claimholders, as the context may require.

“Collateral” means, at any time, all of the assets and property of any Grantor, whether real, personal or mixed, in which the holders of First Lien Obligations under at least one Series of First Lien Obligations and the holders of Second Lien Obligations under at least one Series of Second Lien Obligations (or their respective Collateral Agents or Representatives) hold, purport to hold or are required to hold, a security interest at such time (or, in the case of the First Lien Obligations, are deemed pursuant to Article 2 to hold a security interest), including any property subject to Liens granted pursuant to Section 6 to secure both First Lien Obligations and Second Lien Obligations. If, at any time, any portion of the First Lien Collateral under one or more Series of First Lien Obligations does not constitute Second Lien Collateral under one or more Series of Second Lien Obligations, then such portion of such First Lien Collateral shall constitute Collateral only with respect to the Second Lien Obligations for which it constitutes Second Lien Collateral and shall not constitute Collateral for any Second Lien Obligations which do not have a security interest in such Collateral at such time.

“Collateral Agent” means any First Lien Collateral Agent and/or any Second Lien Collateral Agent, as the context may require.

“Collateral Documents” means the First Lien Collateral Documents and the Second Lien Collateral Documents.

“Company” has the meaning set forth in the Preamble to this Agreement.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Designated First Lien Collateral Agent” means (i) if at any time there is only one Series of First Lien Obligations with respect to which the Discharge of First Lien Obligations has not occurred, the First Lien Collateral Agent for the First Lien Claimholders in such Series and (ii) at any time when clause (i) does not apply, the “Applicable Collateral Agent” (as defined in the First Lien Pari Passu Intercreditor Agreement) at such time.

“Designated First Lien Representative” means (i) if at any time there is only one Series of First Lien Obligations with respect to which the Discharge of First Lien Obligations has not occurred, the First Lien Representative for the First Lien Claimholders in such Series and (ii) at any time when clause (i) does not apply, the “Applicable Representative” (as defined in the First Lien Pari Passu Intercreditor Agreement) at such time.

“Designated Second Lien Collateral Agent” means (i) if at any time there is only one Series of Second Lien Obligations with respect to which the Discharge of Second Lien Obligations has not occurred, the Second Lien Collateral Agent for the Second Lien Claimholders in such Series and (ii) at any time when clause (i) does not apply, the “Applicable Collateral Agent” (as defined in the Second Lien Pari Passu Intercreditor Agreement) at such time.

“Designated Second Lien Representative” means (i) if at any time there is only one Series of Second Lien Obligations with respect to which the Discharge of Second Lien Obligations has not occurred, the Second Lien Representative for the Second Lien Claimholders in such Series and (ii) at any time when clause (i) does not apply, the “Applicable Representative” (as defined in the Second Lien Pari Passu Intercreditor Agreement) at such time.

“Designation” means a designation of Additional First Lien Debt, Additional Second Lien Debt in substantially the form of Exhibit C attached hereto.

“DIP Financing” has the meaning set forth in Section 6.1.

“Discharge” means, with respect to any Series of First Lien Obligations or Series of Second Lien Obligations, except to the extent otherwise provided in Section 5.6, each of the following has occurred:

(a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding) on all Indebtedness outstanding under the applicable First Lien Loan Documents and constituting First Lien Obligations with respect to such Series of First Lien Obligations or the applicable Second Lien Loan Documents and constituting Second Lien Obligations with respect to such Series of Second Lien Obligations, as the case may be;

(b) payment in full in cash of all other First Lien Obligations or Second Lien Obligations under the applicable First Lien Loan Documents or the applicable Second Lien Loan Documents, as the case may be, of such Series that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time);

(c) termination or expiration of all commitments, if any, to extend credit that would constitute First Lien Obligations or Second Lien Obligations, as the case may be, under such Series; and

(d) termination or cash collateralization (in an amount and manner reasonably satisfactory to the applicable letter of credit issuer, but in no event in an amount greater than the aggregate undrawn face amount), or the making of other arrangements satisfactory to the applicable letter of credit issuer of all letters of credit issued under the applicable First Lien Loan Documents constituting First Lien Obligations or the applicable Second Lien Loan Documents constituting Second Lien Obligations, in each case, of such Series.

The term “Discharged” shall have a corresponding meaning.

“Discharge of Initial First Lien Obligations” means the Discharge of all Initial First Lien Obligations constituting First Lien Obligations has occurred; provided, that the Discharge of Initial First Lien Obligations shall be deemed not to have occurred if the Initial First Lien Credit Agreement is Refinanced in accordance with Section 5.3 hereof.

“Discharge of First Lien Obligations” means, subject to Section 5.6 hereof, the Discharge of Initial First Lien Obligations and the Discharge of each additional Series of First Lien Obligations constituting First Lien Obligations has occurred; provided, that the Discharge of First Lien Obligations shall be deemed not to have occurred if a the Company enters into any Refinancing of any First Lien Loan Document in accordance with Section 5.3 hereof.

“Discharge of Initial Second Lien Obligations” means the Discharge of all Initial Second Lien Obligations has occurred; provided, that the Discharge of Initial Second Lien Obligations shall be deemed not to have occurred if the Initial Second Lien Credit Agreement is Refinanced in accordance with Section 5.3 hereof.

“Discharge of Second Lien Obligations” means, subject to Section 5.6 hereof, the Discharge of Initial Second Lien Obligations and the Discharge of each additional Series of Second Lien Obligations has occurred; provided, that the Discharge of Second Lien Obligations shall be deemed not to have occurred if the Company enters into any Refinancing of any First Lien Loan Document in accordance with Section 5.3 hereof.

“Disposition” has the meaning set forth in Section 5.1(b).

“Enforcement Action” means any action to:

(a) foreclose, execute, levy, or collect on, take possession or control of, sell or otherwise realize upon (judicially or non-judicially), or lease, license, or otherwise dispose of (whether publicly or privately), Collateral or Restricted Assets, or otherwise exercise or enforce remedial rights with respect to Collateral or Restricted Assets under the First Lien Loan Documents or the Second Lien Loan Documents (including by way of setoff, recoupment, notification of a public or private sale or other disposition pursuant to the UCC or other applicable law, notification to account debtors, notification to depositary banks under deposit account control agreements, or exercise of rights under landlord consents, if applicable);

(b) solicit bids from third Persons, approve bid procedures for any proposed disposition of Collateral or Restricted Assets, conduct the liquidation or disposition of Collateral or Restricted Assets or engage or retain sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers, or other third Persons for the purposes of valuing, marketing, promoting, and selling Collateral or Restricted Assets;

(c) receive a transfer of Collateral or Restricted Assets in satisfaction of Indebtedness or any other Obligation secured thereby;

(d) otherwise enforce a security interest or exercise another right or remedy, as a secured creditor or otherwise, pertaining to the Collateral at law, in equity, or pursuant to the First Lien Loan Documents or Second Lien Loan Documents (including the commencement of applicable legal proceedings or other actions with respect to all or any portion of the Collateral to facilitate the actions described in the preceding clauses, and exercising voting rights in respect of equity interests comprising Collateral or Restricted Assets); or

(e) effectuate or cause the Disposition of Collateral or Restricted Assets by any Grantor after the occurrence and during the continuation of an event of default under any of the First Lien Loan Documents or the Second Lien Loan Documents with the consent of the applicable First Lien Collateral Agent (or First Lien Claimholders) or Second Lien Collateral Agent (or Second Lien Claimholders).

“First Lien Collateral” means any “Collateral” as defined in any First Lien Loan Document or any other assets of the Company or any other Grantor with respect to which a Lien is granted or purported to be granted or required to be granted pursuant to a First Lien Loan Document as security for any First Lien Obligations and shall include any property or assets subject to replacement Liens or adequate protection Liens in favor of any First Lien Claimholder.

“First Lien Collateral Agent” means (i) in the case of any Initial First Lien Obligations or the Initial First Lien Claimholders, the Initial First Lien Collateral Agent and (ii) in the case of any Additional First Lien Obligations and the Additional First Lien Claimholders in respect thereof, the Person serving as collateral agent (or the equivalent) for such Additional First Lien Obligations and that is named as the First Lien Collateral Agent in respect of such Additional First Lien Obligations in the applicable Joinder Agreement (each, in the case of this clause (ii) together with its successors and assigns in such capacity, an “Additional First Lien Collateral Agent”).

“First Lien Collateral Documents” means the “Security Documents” or “Collateral Documents” (as defined in the applicable First Lien Loan Documents) and any other agreement, document or instrument pursuant to which a Lien is granted securing any First Lien Obligations or pursuant to which any such Lien is perfected.

“First Lien Debt” means the Initial First Lien Debt and any Additional First Lien Debt.

“First Lien Guaranty” has the meaning set forth in the Recitals to this Agreement.

“First Lien Loan Documents” means the Initial First Lien Loan Documents and any Additional First Lien Loan Documents.

“First Lien Obligations” means the Initial First Lien Obligations and any Additional First Lien Obligations.

“First Lien Pari Passu Intercreditor Agreement” means an agreement among each First Lien Representative and each First Lien Collateral Agent allocating rights among the various Series of First Lien Obligations.

“First Lien Representative” means (i) in the case of any Initial First Lien Obligations or the Initial First Lien Claimholders, the Initial First Lien Representative and (ii) in the case of any Additional First Lien Obligations and the Additional First Lien Claimholders in respect thereof, each trustee, administrative agent, collateral agent, security agent and similar agent that is named as the First Lien Representative in respect of such Additional First Lien Obligations in the applicable Joinder Agreement (each, in the case of this clause (ii), together with its successors and assigns in such capacity, an “Additional First Lien Representative”).

“First Lien Claimholders” means the Initial First Lien Claimholders and any Additional First Lien Claimholders.

“Grantors” means the Company, Holdings, each of the Guarantor Subsidiaries and each other Person that has or may from time to time hereafter execute and deliver any First Lien Collateral Document and/or Second Lien Collateral Document as a “grantor” or “pledgor” (or the equivalent thereof) to secure any First Lien Obligations and/or Second Lien Obligations, as the context may require.

“Guarantor Subsidiaries” has the meaning set forth in the Recitals to this Agreement.

“Hedging Obligation” of any Person means any obligation of such Person pursuant to any Hedge Agreement.

“Holdings” has the meaning set forth in the Recitals to this Agreement.

“Indebtedness” means and includes all Indebtedness as defined under the First Lien Credit Agreement; for the avoidance of doubt, “Indebtedness” shall not include reimbursement or other obligations in respect of letters of credit, Hedging Obligations or Cash Management Obligations.

“Initial First Lien Collateral Agent” has the meaning set forth in the Preamble to this Agreement.

“Initial First Lien Credit Agreement” has the meaning set forth in the Recitals.

“Initial First Lien Debt” means the Indebtedness and guarantees thereof now or hereafter incurred pursuant to the Initial First Lien Loan Documents.

“Initial First Lien Loan Documents” means the Initial First Lien Credit Agreement and the other “Loan Documents” as defined in the Initial First Lien Credit Agreement and any other document or agreement entered into for the purpose of evidencing, governing, securing or perfecting the Initial First Lien Obligations.

“Initial First Lien Obligations” means the “Secured Obligations” as defined in the Initial First Lien Credit Agreement.

“Initial First Lien Representative” has the meaning set forth in the Preamble to this Agreement.

“Initial First Lien Claimholders” means the “Secured Parties” as defined in the Initial First Lien Credit Agreement.

“Initial Second Lien Collateral Agent” has the meaning set forth in the Preamble to this Agreement.

“Initial Second Lien Credit Agreement” has the meaning set forth in the Recitals.

“Initial Second Lien Debt” means the Indebtedness and guarantees thereof now or hereafter incurred pursuant to the Initial Second Lien Loan Documents.

“Initial Second Lien Loan Documents” means that certain Initial Second Lien Credit Agreement and the other “Loan Documents” as defined in the Initial Second Lien Credit Agreement and any other document or agreement entered into for the purpose of evidencing, governing, securing or perfecting the Initial Second Lien Obligations.

“Initial Second Lien Obligations” means the “Obligations” as defined in the Initial Second Lien Loan Documents.

“Initial Second Lien Representative” has the meaning set forth in the Preamble to this Agreement.

“Initial Second Lien Claimholders” means the “Secured Parties” as defined in the Initial Second Lien Loan Documents.

“Insolvency or Liquidation Proceeding” means:

(a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor;

(b) any other voluntary or involuntary insolvency, reorganization or Bankruptcy Case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of their respective assets;

(c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or

(d) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of any Grantor.

“Joinder Agreement” means a supplement to this Agreement in the form of Exhibit A or Exhibit B hereto, as applicable, required to be delivered by a Representative and a Collateral Agent to each other then-existing Representative and Collateral Agent pursuant to Section 8.7 hereof in order to include Additional First Lien Debt or Additional Second Lien Debt hereunder and to become the Representative or Collateral Agent, as the case may be, hereunder in respect thereof for the applicable Additional First Lien Claimholders or applicable Additional Second Lien Claimholders, as the case may be, under such Additional First Lien Debt or Additional Second Lien Debt or a supplement to this Agreement in the form of Exhibit D hereto required to be delivered by any Grantor pursuant to Section 8.20 hereof.

“Pay-Over Amount” has the meaning set forth in Section 6.3(b).

“Pledged Collateral” has the meaning set forth in Section 5.5.

“Post-Petition Interest” means interest, fees, expenses and other charges that pursuant to the First Lien Loan Documents or the Second Lien Loan Documents, as applicable, continue to accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest, fees, expenses and other charges are allowed or allowable under the Bankruptcy Law or in any such Insolvency or Liquidation Proceeding.

“Purchase Price” has the meaning set forth in Section 5.7.

“Recovery” has the meaning set forth in Section 6.5.

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other Indebtedness in exchange or replacement for, such Indebtedness in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.

“Representative” means any First Lien Representative and/or any Second Lien Representative, as the context may require.

“Restricted Assets” means all licenses, permits, franchises, approvals or other authorizations from any Governmental Authority from time to time granted to or otherwise held by the Company or any other Grantor to the extent the same constitute “Excluded Assets” under (and as defined in) the First Lien Loan Documents or the Second Lien Loan Documents or are similarly carved out from the granting clause or the collateral thereunder.

“Restricted Subsidiaries” has the meaning set forth in the Initial First Lien Credit Agreement.

“Sale Proceeds” means (i) the proceeds from the sale of the Company or one or more of the Grantors as a going concern or from the sale of the Restricted Assets as a going concern, (ii) the proceeds from another sale or disposition of (y) any assets of the Grantors that include any Restricted Assets or (z) any assets of the Grantors that benefit from any Restricted Assets or (iii) any other economic value (whether in the form of cash or otherwise) received or distributed that is associated with the Restricted Assets.

“Second Lien Adequate Protection Payments” has the meaning set forth in Section 6.3(b).

“Second Lien Claimholders” means the Initial Second Lien Claimholders and any Additional Second Lien Claimholders.

“Second Lien Collateral” means any “Collateral” as defined in any Second Lien Loan Document or any other assets of the Company or any other Grantor with respect to which a Lien is granted, purported to be granted or required to be granted pursuant to a Second Lien Loan Document as security for any Second Lien Obligations and shall include any property or assets subject to replacement Liens or adequate protection Liens in favor of any Second Lien Claimholder.

“Second Lien Collateral Agent” means (i) in the case of any Initial Second Lien Obligations or the Initial Second Lien Claimholders, the Initial Second Lien Collateral Agent and (ii) in the case of any Additional Second Lien Obligations and the Additional Second Lien Claimholders in respect thereof, the Person serving as collateral agent (or the equivalent) for such Additional Second Lien Obligations and that is named as the Second Lien Collateral Agent in respect of such Additional Second Lien Obligations in the applicable Joinder Agreement (each, in the case of this clause (ii), together with its successors and assigns in such capacity, an “Additional Second Lien Collateral Agent”).

“Second Lien Collateral Documents” means the “Security Documents” or “Collateral Documents” (as defined in the applicable Second Lien Loan Documents) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Second Lien Obligations or pursuant to which any such Lien is perfected.

“Second Lien Debt” means the Initial Second Lien Debt and any Additional Second Lien Debt.

“Second Lien Loan Documents” means the Initial Second Lien Loan Documents and any Additional Second Lien Loan Documents.

“Second Lien Mortgages” means a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned or leased by any Grantor is granted to secure any Second Lien Obligations or under which rights or remedies with respect to any such Liens are governed.

“Second Lien Obligations” means the Initial Second Lien Obligations and any Additional Second Lien Obligations.

“Second Lien Pari Passu Intercreditor Agreement” means an agreement among each Second Lien Representative and each Second Lien Collateral Agent allocating rights among the various Series of Second Lien Obligations.

“Second Lien Representative” means (i) in the case of the Initial Second Lien Obligations or the Initial Second Lien Claimholders, the Initial Second Lien Representative and (ii) in the case of any Additional Second Lien Obligations and the Additional Second Lien Claimholders in respect thereof, each trustee, administrative agent, collateral agent, security agent and similar agent that is named as the Second Lien Representative in respect of such Additional Second Lien Obligations in the applicable Joinder Agreement (each, in the case of this clause (ii), together with its successors and assigns in such capacity, an “Additional Second Lien Representative”).

“Second Lien Guaranty” has the meaning set forth in the Recitals to this Agreement.

“Series” means, (x) with respect to First Lien Debt or Second Lien Debt, all First Lien Debt or Second Lien Debt, as applicable, represented by the same Representative acting in the same capacity and (y) with respect to First Lien Obligations or Second Lien Obligations, all such obligations secured by same First Lien Collateral Documents or same Second Lien Collateral Documents, as the case may be.

“Short Fall” has the meaning set forth in Section 6.3(b).

“Standstill Period” has the meaning set forth in Section 3.1.

“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

1.2 Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:

(a) any definition of or reference herein to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as amended, restated, amended and restated, supplemented or otherwise modified from time to time and any reference herein to any statute or regulations shall include any amendment, renewal, extension or replacement thereof;

(b) any reference herein to any Person shall be construed to include such Person’s successors and assigns from time to time;

(c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;

(d) all references herein to Sections shall be construed to refer to Sections of this Agreement; and

(e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 2.	Lien Priorities.

2.1 Relative Priorities. Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Second Lien Obligations granted on the Collateral or of any Liens securing the First Lien Obligations granted on the Collateral and notwithstanding any provision of the UCC or any other applicable law or the Second Lien Loan Documents or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the First Lien Obligations, the subordination of such Liens to any other Liens, or any other circumstance whatsoever, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, hereby agrees that:

(a) any Lien on the Collateral securing any First Lien Obligations now or hereafter held by or on behalf of any First Lien Representative, any First Lien Collateral Agent or any First Lien Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Collateral securing any Second Lien Obligations; and

(b) any Lien on the Collateral securing any Second Lien Obligations now or hereafter held by or on behalf of any Second Lien Representative, any Second Lien Collateral Agent, any Second Lien Claimholders or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any First Lien Obligations. All Liens on the Collateral securing any First Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Second Lien Obligations for all purposes, whether or not such Liens securing any First Lien Obligations are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person.

2.2 Prohibition on Contesting Liens; No Marshaling. Each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, and each First Lien Representative and each First Lien Collateral Agent, for itself and on behalf of each other First Lien Claimholder represented by it, agrees that it will not (and hereby waives any right to) directly or indirectly contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity, perfection, extent or enforceability of a Lien held, or purported to be held, by or on behalf of any of the First Lien Claimholders in the First Lien Collateral or by or on behalf of any of the Second Lien Claimholders in the Second Lien Collateral, as the case may be, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any First Lien Representative, any First Lien Collateral Agent or any First Lien Claimholder to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the First Lien Obligations as provided in Sections 2.1 and 3.1. Until the Discharge of First Lien Obligations, no Second Lien Representative, Second Lien Collateral Agent or Second Lien Claimholder will assert any marshaling, appraisal, valuation or other similar right that may otherwise be available to a junior secured creditor.

2.3 No New Liens. So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the parties hereto agree that the Company shall not, and shall not permit any other Grantor to:

(a) grant or permit any additional Liens on any asset or property to secure any Second Lien Obligation unless it has granted or concurrently grants a Lien on such asset or property to secure the First Lien Obligations, the parties hereto agreeing that any such Lien shall be subject to Section 2.1 hereof; or

(b) grant or permit any additional Liens on any asset or property to secure any First Lien Obligations unless it has granted or concurrently grants a Lien on such asset or property to secure the Second Lien Obligations.

If any Second Lien Representative, any Second Lien Collateral Agent or any Second Lien Claimholder shall hold any Lien on any assets or property of any Grantor securing any Second Lien Obligations that are not also subject to the first-priority Liens, other than any Declined Liens, securing all First Lien Obligations under the First Lien Collateral Documents, such Second Lien Representative, Second Lien Collateral Agent or Second Lien Claimholder (i) shall notify the Designated First Lien Representative promptly upon becoming aware thereof and, unless such Grantor shall promptly grant a similar Lien, other than any such Lien that would constitute a Declined Lien, on such assets or property to each First Lien Collateral Agent as security for the First Lien Obligations represented by it, such Second Lien Representative, Second Lien Collateral Agent and Second Lien Claimholders shall be deemed to hold and have held such Lien for the benefit of each First Lien Representative, First Lien Collateral Agent and

the other First Lien Claimholders, other than any First Lien Claimholders whose First Lien Loan Documents prohibit them from taking such Liens, as security for the First Lien Obligations. To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to any First Lien Representative, First Lien Collateral Agent and/or the First Lien Claimholders, each Second Lien Representative and each Second Lien Collateral Agent, on behalf of each Second Lien Claimholder represented by it, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2.

Notwithstanding anything in this Agreement to the contrary, prior to the Discharge of the First Lien Obligations, cash and cash equivalents may be pledged to secure First Lien Obligations consisting of reimbursement obligations in respect of letters of credit issued pursuant to the First Lien Loan Documents without granting a Lien thereon to secure any other First Lien Obligations or any other Second Lien Obligations.

2.4 Similar Liens and Agreements. The parties hereto agree that, subject to Section 2.3 and 5.3(c), it is their intention that the First Lien Collateral and the Second Lien Collateral be identical. In furtherance of the foregoing and of Section 8.11, the parties hereto agree, subject to the other provisions of this Agreement:

(a) upon request by any First Lien Collateral Agent or any Second Lien Collateral Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the First Lien Collateral and the Second Lien Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the First Lien Loan Documents and the Second Lien Loan Documents; and

(b) that the documents and agreements creating or evidencing the First Lien Collateral and the Second Lien Collateral and guarantees for the First Lien Obligations and the Second Lien Obligations, subject to Sections 2.3 and 5.3(c), shall be in all material respects the same forms of documents other than with respect to the first lien and the second lien nature of the obligations thereunder.

2.5 Perfection of Liens. Except for the arrangements contemplated by Section 5.5, none of the First Lien Representatives, First Lien Collateral Agents or the First Lien Claimholders shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Collateral for the benefit of the Second Lien Representatives, the Second Lien Collateral Agents or the Second Lien Claimholders. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First Lien Claimholders on the one hand and the Second Lien Claimholders on the other hand and such provisions shall not impose on the First Lien Representatives, First Lien Collateral Agents, the First Lien Claimholders, the Second Lien Representatives, the Second Lien Collateral Agents, the Second Lien Claimholders or any agent or trustee therefor any obligations in respect of the disposition of proceeds of any Collateral which would conflict with prior-perfected claims therein in favor of any other Person or any order or decree of any court or Governmental Authority or any applicable law.

2.6 Nature of First Lien Obligations. Each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, acknowledges that a portion of the First Lien Obligations represents, or may in the future represent, debt that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the First Lien Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the First Lien Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Second Lien Claimholders and without affecting the provisions hereof. The lien priorities provided in Section 2.1 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the First Lien Obligations or the Second Lien Obligations, or any portion thereof.

SECTION 3.	Enforcement.

3.1 Exercise of Remedies.

(a) Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the Second Lien Representatives, the Second Lien Collateral Agents and the Second Lien Claimholders:

(1) will not commence or maintain, or seek to commence or maintain, any Enforcement Action or otherwise exercise any rights or remedies with respect to the Collateral; provided that the Designated Second Lien Representative and/or the Designated Second Lien Collateral Agent may commence an Enforcement Action or otherwise exercise any or all such rights or remedies after the passage of a period of at least 180 days has elapsed since the later of (i) the date on which a Second Lien Representative declared the existence of any Event of Default under (and as defined in) any Second Lien Loan Document and demanded the repayment of all the principal amount of any Second Lien Obligations thereunder; and (ii) the date on which the First Lien Representatives received notice from such Second Lien Representative of such declarations of such Event of Default and demand for payment (the “Standstill Period”); provided, further, that notwithstanding anything herein to the contrary, in no event shall any Second Lien Representative, any Second Lien Collateral Agent or any Second Lien Claimholder exercise any rights or remedies with respect to the Collateral if, notwithstanding the expiration of the Standstill Period, any First Lien Representative, any First Lien Collateral Agent or any applicable First Lien Claimholders shall have commenced and be diligently pursuing an Enforcement Action or other exercise of their rights or remedies in each case with respect to all or any material portion of the Collateral (prompt notice of such exercise to be given to the Designated Second Lien Representative);

(2) will not contest, protest or object to any foreclosure proceeding or action brought by any First Lien Representative, any First Lien

Collateral Agent or any First Lien Claimholder or any other exercise by any First Lien Representative, any First Lien Collateral Agent or any First Lien Claimholder of any rights and remedies relating to the Collateral under the First Lien Loan Documents or otherwise (including any Enforcement Action initiated by or supported by any First Lien Representative, any First Lien Collateral Agent or any First Lien Claimholder); and

(3) subject to their rights under clause (a)(1) above will not object to the forbearance by any First Lien Representative, any First Lien Collateral Agent or any First Lien Claimholders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral, in each case so long as any proceeds received by any First Lien Representative in excess of those necessary to achieve a Discharge of First Lien Obligations are distributed in accordance with Section 4.1 hereof and applicable law.

(b) Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, subject to Section 3.1(a)(1), the First Lien Representatives, the First Lien Collateral Agents and the First Lien Claimholders shall have the exclusive right to commence and maintain an Enforcement Action or otherwise enforce rights, exercise remedies (including set-off, recoupment and the right to credit bid their debt, except that Second Lien Representatives shall have the credit bid rights set forth in Section 3.1(c)(6)), and subject to Section 5.1, make determinations regarding the release, disposition, or restrictions with respect to the Collateral without any consultation with or the consent of any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder; provided that any proceeds received by any First Lien Representative in excess of those necessary to achieve a Discharge of First Lien Obligations are distributed in accordance with Section 4.1 hereof and applicable law. In commencing or maintaining any Enforcement Action or otherwise exercising rights and remedies with respect to the Collateral, the First Lien Representatives, First Lien Collateral Agents and the First Lien Claimholders may enforce the provisions of the First Lien Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion in compliance with any applicable law and without consultation with any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder and regardless of whether any such exercise is adverse to the interest of any Second Lien Claimholder. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(c) Notwithstanding the foregoing, any Second Lien Representative, any Second Lien Collateral Agent and any other Second Lien Claimholder may:

(1) file a claim or statement of interest with respect to the Second Lien Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor;

(2) take any action not adverse to the priority status of the Liens on the Collateral securing the First Lien Obligations, or the rights of any First Lien Representative, any First Lien Collateral Agent or the First Lien Claimholders to exercise remedies in respect thereof, in order to create, perfect, preserve or protect its Lien on the Collateral;

(3) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Second Lien Claimholders, including any claims secured by the Collateral, if any, in each case in accordance with the terms of this Agreement;

(4) vote on any plan of reorganization, arrangement, compromise or liquidation, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Second Lien Obligations and the Collateral; provided that no filing of any claim or vote, or pleading related to such claim or vote, to accept or reject a disclosure statement, plan of reorganization, arrangement, compromise or liquidation, or any other document, agreement or proposal similar to the foregoing by any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder, may be inconsistent with the provisions of this Agreement;

(5) exercise any of its rights or remedies with respect to the Collateral after the termination of the Standstill Period to the extent permitted by Section 3.1(a)(1); and

(6) bid for or purchase Collateral at any public, private or judicial foreclosure upon such Collateral initiated by any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder, or any sale of Collateral during an Insolvency or Liquidation Proceeding; provided that such bid may not include a “credit bid” in respect of any Second Lien Obligations unless the cash proceeds of such bid are otherwise sufficient to cause the Discharge of First Lien Obligations.

Each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, agrees that it will not take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any right or remedy (including set-off and recoupment) with respect to any Collateral in its capacity as a creditor, unless and until the Discharge of First Lien Obligations has occurred, except in connection with any foreclosure expressly permitted by Section 3.1(a)(1) to the extent such Second Lien Representative or such Second Lien Collateral Agent and Second Lien Claimholders represented by it are permitted to retain the proceeds thereof in accordance with

Section 4.2 of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in Sections 3.1(a), 6.3(b) and this Section 3.1(c), the sole right of the Second Lien Representatives, the Second Lien Collateral Agents and the other Second Lien Claimholders with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Second Lien Collateral Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of First Lien Obligations has occurred.

(d) Subject to Sections 3.1(a) and (c) and Section 6.3(b):

(1) each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, agrees that such Second Lien Representative or such Second Lien Collateral Agent and such Second Lien Claimholders represented by it will not take any action that would hinder any exercise of remedies under the First Lien Loan Documents or is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Collateral, whether by foreclosure or otherwise;

(2) each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, hereby waives any and all rights such Second Lien Representative or such Second Lien Collateral Agent and such Second Lien Claimholders represented by it may have as a junior lien creditor or otherwise to object to the manner in which any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder seeks to enforce or collect the First Lien Obligations or Liens securing the First Lien Obligations granted in any of the First Lien Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder is adverse to the interest of any Second Lien Claimholder; and

(3) each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Lien Loan Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder with respect to the Collateral as set forth in this Agreement and the First Lien Loan Documents.

(e) Except as specifically set forth in this Agreement, the Second Lien Representatives, the Second Lien Collateral Agents and the other Second Lien Claimholders may exercise rights and remedies as unsecured creditors against the Company or any other Grantor that has guaranteed or granted Liens to secure the Second Lien Obligations in accordance with the terms of this Agreement, the Second Lien Loan Documents and applicable law (other than initiating or joining in an involuntary case or proceeding under any Insolvency or Liquidation Proceeding with respect to any Grantor); provided that in the event that any Second Lien Claimholder becomes a judgment Lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Second Lien Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Lien Obligations) in the same manner as the other Liens securing the Second Lien Obligations are subject to this Agreement.

(f) Except as specifically set forth in Sections 3.1(a) and (d), nothing in this Agreement shall prohibit the receipt by any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder of the required payments of interest, principal and other amounts owed in respect of the Second Lien Obligations so long as such receipt is not the direct or indirect result of the exercise by any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder of rights or remedies as a secured creditor (including set-off and recoupment) or enforcement in contravention of this Agreement of any Lien held by any of them or as a result of any other violation by any Second Lien Claimholder of the express terms of this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies any First Lien Representative, any First Lien Collateral Agent or other First Lien Claimholder may have with respect to the First Lien Collateral.

3.2 Actions Upon Breach; Specific Performance. If any Second Lien Claimholder, in contravention of the terms of this Agreement, in any way takes, attempts to or threatens to take any action with respect to the Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), or fails to take any action required by this Agreement, this Agreement shall create an irrebutable presumption and admission by such Second Lien Claimholder that relief against such Second Lien Claimholder by injunction, specific performance and/or other appropriate equitable relief is necessary to prevent irreparable harm to the First Lien Claimholders, it being understood and agreed by each Second Lien Representative and each Second Lien Collateral Agent, on behalf of each Second Lien Claimholder represented by it, that (i) the First Lien Claimholders’ damages from actions of any Second Lien Claimholder may at that time be difficult to ascertain and may be irreparable and (ii) each Second Lien Claimholder waives any defense that the Grantors and/or the First Lien Claimholders cannot demonstrate damage and/or be made whole by the awarding of damages. Each of the First Lien Representatives and/or First Lien Collateral Agents may demand specific performance of this Agreement. Each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder. No provision of this Agreement shall constitute or be deemed to constitute a waiver by any First Lien Representative or any First Lien Collateral Agent on behalf of itself and each other First Lien Claimholder represented by it of any right to seek damages from any Person in connection with any breach or alleged breach of this Agreement.

SECTION 4.	Payments.

4.1 Application of Proceeds. So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, any Collateral or any proceeds thereof, Restricted Assets or any proceeds thereof or Sale Proceeds received in connection with any Enforcement Action or other exercise of remedies by any First Lien Representative, any First Lien Collateral Agent or any First Lien Claimholder, shall be applied by the First Lien Collateral Agents or the First Lien Representatives, as applicable, to the First Lien Obligations in such order as specified in the relevant First Lien Loan Documents and, if then in effect, the First Lien Pari Passu Intercreditor Agreement; provided, that any non-cash Collateral or non-cash proceeds may be held by the applicable First Lien Collateral Agent as Collateral unless the failure to apply such amounts would be commercially unreasonable. Upon the Discharge of First Lien Obligations, each First Lien Collateral Agent shall (x) unless a Discharge of Second Lien Obligations has already occurred, deliver any remaining proceeds of Collateral, Restricted Assets and Sale Proceeds held by it to the Designated Second Lien Collateral Agent, to be applied by the Designated Second Lien Collateral Agent and the other Second Lien Collateral Agents or Second Lien Representatives, as applicable, to the applicable Second Lien Obligations in such order as specified in the applicable Second Lien Collateral Documents and, if then in effect, the Second Lien Pari Passu Intercreditor Agreement and (y) deliver such proceeds of Collateral, Restricted Assets and Sale Proceeds to the Grantors, their successors or assigns from time to time, or to whomever may be lawfully entitled to receive the same. Without limiting the obligations of the Second Lien Claimholders under Section 4.2 hereof, after the Discharge of First Lien Obligations has occurred, upon the Discharge of Second Lien Obligations, each Second Lien Collateral Agent shall deliver any proceeds of Collateral, Restricted Assets and Sale Proceeds held by it to the Grantors, their successors or assigns from time to time, or to whomever may be lawfully entitled to receive the same. Without limiting the generality of the foregoing, it is the intention of the parties hereto that no amount of any Sale Proceeds will in any event be allocated to any Restricted Assets, and no Second Lien Representative, Second Lien Collateral Agent or other Second Lien Claimholder will, in any forum (including in any Insolvency or Liquidation Proceeding), assert that any amount of any Sale Proceeds should be allocated to any Restricted Assets.

4.2 Payments Over.

(a) So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, any Collateral or any proceeds thereof, Restricted Assets or proceeds thereof and all Sale Proceeds (including assets or proceeds subject to Liens referred to in the second to last paragraph of Section 2.3 and any assets or proceeds subject to Liens that have been avoided or otherwise invalidated) received by any Second Lien Representative, Second Lien Collateral Agent or any other Second Lien Claimholder in connection with any Enforcement Action or other exercise of any right or remedy relating to the Collateral or the Restricted Assets in contravention of this Agreement in all cases shall be segregated and held in trust and forthwith paid over to the Designated First Lien Collateral Agent for the benefit of the First Lien Claimholders in the same form as received, with any necessary endorsements (which endorsements shall be without recourse and without any representations or warranties) or as a court of competent jurisdiction may otherwise direct. The Designated First Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the Second Lien Representatives, Second Lien Collateral Agents or any such other Second Lien Claimholder. This authorization is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations.

(b) So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, any Collateral or proceeds thereof, Restricted Assets or proceeds thereof and all Sale Proceeds (including assets or proceeds subject to Liens referred to in the second to last paragraph of Section 2.3 and assets or proceeds subject to Liens that have been avoided or otherwise invalidated) received by any Second Lien Representative, any Second Lien Collateral Agent or any Second Lien Claimholder in connection with any Enforcement Action or other exercise of any right or remedy relating to the Collateral not in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Designated First Lien Collateral Agent for the benefit of the First Lien Claimholders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct; provided that with respect to Collateral this Section 4.2(b) shall only be applicable if the exercise of such right or remedy by any Second Lien Representative, any Second Lien Collateral Agent or any Second Lien Claimholder has the effect of discharging the Lien of any First Lien Representative or First Lien Collateral Agent on such Collateral. The Designated First Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the Second Lien Representatives, the Second Lien Collateral Agents or any such other Second Lien Claimholder. This authorization is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations.

(c) So long as the Discharge of First Lien Obligations has not occurred, if in any Insolvency or Liquidation Proceeding any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder shall receive any distribution of money or other property in respect of the Collateral, Restricted Assets or Sale Proceeds (including any assets or proceeds subject to Liens that have been avoided or otherwise invalidated) such money or other property shall be segregated and held in trust and forthwith paid over to the Designated First Lien Collateral Agent for the benefit of the First Lien Claimholders in the same form as received, with any necessary endorsements (which endorsements shall be without recourse and without any representations or warranties). Any Lien received by any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder in respect of any of the Second Lien Obligations in any Insolvency or Liquidation Proceeding shall be subject to the terms of this Agreement.

SECTION 5.	Other Agreements.

5.1 Releases.

(a) If in connection with any Enforcement Action by any First Lien Representative or any First Lien Collateral Agent or any other exercise of any First Lien Representative’s or any First Lien Collateral Agent’s remedies in respect of the Collateral, in each case prior to the Discharge of First Lien Obligations, such First Lien Collateral Agent, for itself or on behalf of any of the First Lien Claimholders represented by it, releases any of its Liens on any part of the Collateral or such First Lien Representative, for itself or on behalf of any of the First Lien Claimholders represented by it releases any Grantor from its obligations under its guaranty of the First Lien Obligations, then the Liens, if any, of each Second Lien Collateral Agent, for itself or for the benefit of the Second Lien Claimholders, on such Collateral, and the obligations of such Grantor under its guaranty of the Second Lien Obligations, shall be automatically, unconditionally and simultaneously released. If in connection with any Enforcement Action or other exercise of rights and remedies by any First Lien Representative or any First Lien Collateral Agent, in each case prior to the Discharge of First Lien Obligations, the equity interests of any Person are foreclosed upon or otherwise disposed of and such First Lien Collateral Agent releases its Lien on the property or assets of such Person then the Liens of each Second Lien Collateral Agent with respect to the property or assets of such Person will be automatically released to the same extent as the Liens of such First Lien Collateral Agent. Each Second Lien Representative and each Second Lien Collateral Agent, for itself or on behalf of any Second Lien Claimholder represented by it, shall promptly execute and deliver to the First Lien Representatives, First Lien Collateral Agents or such Grantor such termination statements, releases and other documents as any First Lien Representative, First Lien Collateral Agent or such Grantor may request to effectively confirm the foregoing releases.

(b) If in connection with any sale, lease, exchange, transfer or other disposition of any Collateral by any Grantor (collectively, a “Disposition”) permitted under the terms of the First Lien Loan Documents (other than in connection with an Enforcement Action or other exercise of any First Lien Representative’s and/or First Lien Collateral Agent’s remedies in respect of the Collateral, which shall be governed by Section 5.1(a) above), any First Lien Collateral Agent, for itself or on behalf of any First Lien Claimholder represented by it, releases any of its Liens on any part of the Collateral, or any First Lien Representative, for itself or on behalf of any First Lien Claimholder represented by it, releases any Grantor from its obligations under its guaranty of the First Lien Obligations, in each case other than (A) in connection with, or following, the Discharge of First Lien Obligations or (B) after the occurrence and during the continuance of any Event of Default under (and as defined in) any Second Lien Loan Document, then the Liens, if any, of each Second Lien Collateral Agent, for itself or for the benefit of the Second Lien Claimholders represented by it, on such Collateral, and the obligations of such Grantor under its guaranty of the Second Lien Obligations, shall be automatically, unconditionally and simultaneously released. Each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, shall promptly execute and deliver to the First Lien Representatives, the First Lien Collateral Agents or such Grantor such termination statements, releases and other documents as any First Lien Representative, First Lien Collateral Agent or such Grantor may request to effectively confirm such release.

(c) Until the Discharge of First Lien Obligations occurs, each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, hereby irrevocably constitutes and appoints the Designated First Lien Collateral Agent and any officer or agent of the Designated First Lien Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Second Lien Representative, such Second Lien Collateral Agent and such Second Lien Claimholders or in the Designated First Lien Collateral Agent’s own name, from time to time in the Designated First Lien Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release. This power is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations.

(d) Until the Discharge of First Lien Obligations occurs, to the extent that any First Lien Collateral Agent, any First Lien Representative or any First Lien Claimholders (i) has released any Lien on Collateral or any Grantor from its obligation under its guaranty and any such Liens or guaranty are later reinstated or (ii) obtains any new Liens or additional guarantees from any Grantor, then each Second Lien Collateral Agent, for itself and for the Second Lien Claimholders represented by it, shall be granted a Lien on any such Collateral (except to the extent such Lien represents a Second Lien Declined Lien with respect to the Second Lien Debt represented by such Second Lien Collateral Agent), subject to the lien subordination provisions of this Agreement, and each Second Lien Representative, for itself and for the Second Lien Claimholders represented by it, shall be granted an additional guaranty, as the case may be.

(e) Notwithstanding anything to the contrary in any Second Lien Loan Document, in the event the terms of a First Lien Collateral Document and a Second Lien Collateral Document each require any Grantor (i) to make payment in respect of any item of Collateral, (ii) to deliver or afford control over any item of Collateral to, or deposit any item of Collateral with, (iii) to register ownership of any item of Collateral in the name of or make an assignment of ownership of any Collateral or the rights thereunder to, (iv) cause any securities intermediary, commodity intermediary or other Person acting in a similar capacity to agree to comply, in respect of any item of Collateral, with instructions or orders from, or to treat, in respect of any item of Collateral, as the entitlement holder, (v) hold any item of Collateral in trust for (to the extent such item of Shared Collateral cannot be held in trust for multiple parties under applicable law), (vi) obtain the agreement of a bailee or other third party to hold any item of Collateral for the benefit of or subject to the control of or, in respect of any item of Collateral, to follow the instructions of or (vii) obtain the agreement of a landlord with respect to access to leased premises where any item of Collateral is located or waivers or subordination of rights with respect to any item of Collateral in favor of, in any case, both the First Lien Representative and any Second Lien Representative, such Grantor may, until the applicable Discharge of First Lien Obligations has occurred, comply with such requirement under the Second Lien Collateral Document as it relates to such Collateral by taking any of the actions set forth above only with respect to, or in favor of, the First Lien Representative.

5.2 Insurance. Unless and until the Discharge of First Lien Obligations has occurred, the First Lien Representatives, the First Lien Collateral Agents and the other First Lien Claimholders shall have the sole and exclusive right, subject to the rights of the Grantors under the First Lien Loan Documents, to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. Unless and until the Discharge of First Lien Obligations has occurred, and subject to the rights of the Grantors under the First Lien Loan Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect of the Collateral shall be paid to the Designated First Lien Collateral Agent for the benefit of the First Lien Claimholders pursuant to the terms of the First Lien Loan Documents (including for purposes of cash collateralization of letters of credit) and, thereafter, if a Discharge of First Lien Obligations has occurred, and subject to the rights of the Grantors under the Second Lien Loan Documents, the balance of such proceeds shall be paid to the Designated Second Lien Collateral Agent for the benefit of the Second Lien Claimholders to the extent required under the Second Lien Loan Documents and then, if a Discharge of Second Lien Obligations has occurred, any remaining balance shall be paid to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Lien Obligations has occurred, if any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, then it shall segregate and hold in trust and forthwith pay such proceeds over to the Designated First Lien Collateral Agent in accordance with the terms of Section 4.2.

5.3 Amendments to First Lien Loan Documents and Second Lien Loan Documents.

(a) The First Lien Loan Documents of any Series may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with their terms and the First Lien Debt of any Series may be Refinanced subject to Section 8.7 without notice to, or the consent of, any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder, all without affecting the lien subordination or other provisions of this Agreement; provided that any such amendment, restatement, supplement or modification or Refinancing is not inconsistent with the terms of this Agreement and, in the case of a Refinancing, the holders of such Refinancing debt (directly or through their agent) bind themselves in a writing addressed to each Second Lien Collateral Agent to the terms of this Agreement.

(b) The Second Lien Loan Documents may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with their terms and the Second Lien Debt of any Series may be Refinanced subject to Section 8.7 without notice to, or the consent of, any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder, all without affecting the lien subordination or other provisions of this Agreement, to the extent the terms and conditions of such amendment, restatement, supplement, modification meet any applicable requirements set forth in the First Lien Loan Documents; provided that any such amendment, supplement or modification or Refinancing is not inconsistent with the terms of this Agreement and, in the case of any Refinancing, the holders of such Refinancing debt (directly or through their agent) bind themselves in a writing addressed to each First Lien Collateral Agent to the terms of this Agreement.

(c) In the event any First Lien Collateral Agent or the applicable First Lien Claimholders and the relevant Grantor enter into any amendment, waiver or consent in respect of any of the First Lien Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Collateral Document or changing in any manner the rights of the applicable First Lien Collateral Agent, such First Lien Claimholders, the Company or any other Grantor thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of a Second Lien Collateral Document without the consent of any Second Lien Representative, Second Lien Collateral Agent or other Second Lien Claimholder and without any action by any Second Lien Representative, any Second Lien Collateral Agent, any other Second Lien Claimholder, the Company or any other Grantor, provided that:

(1) no such amendment, waiver or consent shall have the effect of:

(A) removing assets subject to the Lien of the Second Lien Collateral Documents, except to the extent that a release of such Lien is permitted or required by Section 5.1 and provided that there is a corresponding release of the Liens securing the First Lien Obligations;

(B) imposing duties on any Second Lien Collateral Agent or any Second Lien Representative without its consent; and

(2) notice of such amendment, waiver or consent shall have been given to each Second Lien Collateral Agent within ten Business Days after the effective date of such amendment, waiver or consent; provided that the failure to give such notice shall not affect the effectiveness and validity thereof.

5.4 Confirmation of Subordination in Second Lien Collateral Documents. The Company agrees that each Second Lien Collateral Document shall include the following language (or language to similar effect approved by the Designated First Lien Collateral Agent):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the [collateral agent] pursuant to this Agreement and the exercise of any right or remedy by the [collateral agent] hereunder are subject to the provisions of the Second Lien Intercreditor Agreement, dated as of May 23, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Second Lien Intercreditor Agreement”), among Barclays Bank PLC, as Initial First Lien Representative and Initial First Lien Collateral Agent, Barclays Bank PLC, as Initial Second Lien Representative and Initial Second Lien Collateral Agent and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Second Lien Intercreditor Agreement and this Agreement, the terms of the Second Lien Intercreditor Agreement shall govern and control.”

In addition, the Company agrees that each Second Lien Mortgage, if any, covering any Collateral shall contain such other language as the Designated First Lien Collateral Agent may reasonably request to reflect the subordination of such Second Lien Mortgage to the First Lien Collateral Documents covering such Collateral.

5.5 Gratuitous Bailee/Agent for Perfection.

(a) Each First Lien Collateral Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC (such Collateral being the “Pledged Collateral”) as collateral agent for the First Lien Claimholders and gratuitous bailee for the Second Lien Collateral Agents (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC) and any assignee thereof solely for the purpose of perfecting the security interest granted under the First Lien Loan Documents and the Second Lien Loan Documents, respectively, subject to the terms and conditions of this Section 5.5. Solely with respect to any deposit accounts under the control (within the meaning of Section 9-104 of the UCC) of any First Lien Collateral Agent, such First Lien Collateral Agent agrees to also hold control over such deposit accounts as gratuitous agent for the Second Lien Collateral Agents, subject to the terms and conditions of this Section 5.5. At the request of the Designated First Lien Collateral Agent, each Second Lien Collateral Agent shall turn over possession of any Pledged Collateral in possession of such Second Lien Collateral Agent to the Designated First Lien Collateral Agent.

(b) No First Lien Collateral Agent shall have any obligation whatsoever to the other First Lien Claimholders, the Second Lien Representatives, the Second Lien Collateral Agents or the Second Lien Claimholders to ensure that the Pledged Collateral is genuine or owned by any of the Grantors, to perfect the security interests of the Second Lien Collateral Agents or other Second Lien Claimholders or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5.

The duties or responsibilities of any First Lien Collateral Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as gratuitous bailee (and with respect to deposit accounts, gratuitous agent) in accordance with this Section 5.5 and delivering the Pledged Collateral upon a Discharge of First Lien Obligations as provided in paragraph (d) below.

(c) No First Lien Collateral Agent or any other First Lien Claimholder shall have by reason of the First Lien Collateral Documents, the Second Lien Collateral Documents, this Agreement or any other document a fiduciary relationship in respect of any Second Lien Representative or any other Second Lien Claimholder and the Second Lien Representatives, the Second Lien Collateral Agents and the Second Lien Claimholders hereby waive and release the First Lien Collateral Agents and the other First Lien Claimholders from all claims and liabilities arising pursuant to any First Lien Collateral Agent’s role under this Section 5.5 as gratuitous bailee and gratuitous agent with respect to the Pledged Collateral. It is understood and agreed that the interests of the First Lien Collateral Agents and the other First Lien Claimholders, on the one hand, and the Second Lien Representatives, the Second Lien Collateral Agents and the other Second Lien Claimholders on the other hand, may differ and the First Lien Collateral Agents and the other First Lien Claimholders shall be fully entitled to act in their own interest without taking into account the interests of the Second Lien Representatives, the Second Lien Collateral Agents or other Second Lien Claimholders.

(d) Upon the Discharge of First Lien Obligations, each First Lien Collateral Agent shall deliver the remaining Pledged Collateral in its possession (if any) together with any necessary endorsements (which endorsement shall be without recourse and without any representation or warranty), (x) unless a Discharge of Second Lien Obligations has not already occurred, to the Designated Second Lien Collateral Agent and (y) to the Company or to whomever may be lawfully entitled to receive the same. Following the Discharge of First Lien Obligations, each First Lien Collateral Agent further agrees to take all other action reasonably requested by any Second Lien Collateral Agent at the expense of the Company in connection with the Second Lien Collateral Agents obtaining a first-priority security interest in the Collateral. After the Discharge of First Lien Obligations has occurred, upon the Discharge of Second Lien Obligations, each Second Lien Collateral Agent shall deliver the remaining Pledged Collateral in its possession (if any) together with any necessary endorsements (which endorsement shall be without recourse and without any representation or warranty) to the Company or to whomever may be lawfully entitled to receive the same.

5.6 When Discharge of Obligations Deemed to Not Have Occurred. (a) If, at any time substantially concurrently with or after the Discharge of First Lien Obligations has occurred the Company enters into any Additional First Lien Loan Document evidencing any Additional First Lien Obligations which Additional First Lien Loan Obligations are permitted by the Second Lien Loan Documents, then such Discharge of First Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of First Lien Obligations), and, from and after the date on which the Additional First Lien Representative and Additional First Lien Collateral Agent in respect of such Additional First Lien Obligations each becomes a party to this Agreement in accordance with Section 8.7(b), the obligations under such Additional First Lien Loan Document shall automatically be treated as First Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Additional First Lien Representative and the Additional First Lien Collateral Agent under such new First Lien Loan Documents shall be a First Lien Representative and First Lien Collateral Agent, respectively, for all purposes of this Agreement and this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. Upon receipt of a Designation from the Company in accordance with Section 8.7(b)(2) of this Agreement, each Second Lien Representative and Second Lien Collateral Agent shall promptly (x) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such Additional First Lien Representative and/or such Additional First Lien Collateral Agent shall reasonably request in order to provide to such Additional First Lien Representative and such Additional First Lien Collateral Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (y) deliver to such Additional First Lien Collateral Agent any Pledged Collateral held by it together with any necessary endorsements (or otherwise allow such Additional First Lien Collateral Agent to obtain control of such Pledged Collateral). If the Additional First Lien Obligations under such Additional First Lien Loan Documents are secured by assets of the Grantors constituting Collateral that do not also secure the Second Lien Obligations, then the Second Lien Obligations shall be secured at such time by a junior-priority Lien on such assets to the same extent provided in the First Lien Collateral Documents and this Agreement. This Section 5.6(a) shall survive termination of this Agreement.

(b) If, at any time substantially concurrently with or after the Discharge of Second Lien Obligations has occurred, the Company enters into any Additional Second Lien Loan Document evidencing any Additional Second Lien Obligations which Additional Second Lien Obligations are permitted by the First Lien Loan Documents, then such Discharge of Second Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Second Lien Obligations), and, from and after the date on which the Additional Second Lien Representative and Additional Second Lien Collateral Agent in respect of such Additional Second Lien Obligations each becomes a party to this Agreement in accordance with Section 8.7(b), the obligations under such Additional Second Lien Loan Document shall automatically be treated as Second Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Additional Second Lien Representative and the Additional Second Lien Collateral Agent under such new Second Lien Loan Documents shall be a Second Lien Representative and Second Lien Collateral Agent, respectively, for all purposes of this Agreement and this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. Upon receipt of a designation from the Company in accordance with Section 8.7(b)(2), each First Lien Representative and First Lien Collateral Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such Additional Second Lien Representative and/or such Additional Second Lien Collateral Agent shall reasonably request in order to provide to such Additional Second Lien Representative and such Additional Second Lien Collateral Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. If the Additional Second Lien Obligations under such Additional Second Lien Loan Documents are secured by assets of the Grantors constituting Collateral that do not also secure the First Lien Obligations, then the First Lien Obligations shall be secured at such time by a first-priority Lien on such assets to the same extent provided in the First Lien Collateral Documents and this Agreement. This Section 5.6(b) shall survive termination of this Agreement.

5.7 Purchase Right.

(a) Without prejudice to the enforcement of any of the First Lien Claimholders’ remedies under the First Lien Loan Documents, this Agreement, at law or in equity or otherwise, the First Lien Claimholders agree at any time following the earliest to occur of (i) an acceleration of any of the First Lien Obligations in accordance with the terms of the applicable First Lien Loan Documents or (ii) the commencement of any Insolvency or Liquidation Proceeding with respect to any Grantor, the First Lien Claimholders will offer the Second Lien Claimholders the option to purchase the entire aggregate amount (but not less than the entirety) of outstanding First Lien Obligations (including unfunded commitments under any Initial First Lien Loan Document) at the Purchase Price without warranty or representation or recourse except as provided in 5.7(d), on a pro rata basis among the First Lien Claimholders, which offer may be accepted by less than all of the Second Lien Claimholders so long as all the accepting Second Lien Claimholders shall when taken together purchase such entire aggregate amount as set forth above.

(b) The “Purchase Price” will equal the sum of (1) the full amount of all First Lien Obligations then-outstanding and unpaid at par (including principal, accrued but unpaid interest and fees and any other unpaid amounts, including breakage costs and, in the case of any secured hedging obligations, the amount that would be payable by the relevant Grantor thereunder if such Grantor were to terminate the hedge agreement in respect thereof on the date of the purchase or, if not terminated, an amount determined by the relevant First Lien Claimholder to be necessary to collateralize its credit risk arising out of such agreement, but excluding any prepayment penalties or premiums) and (2) the cash collateral (the “LC Cash Collateral”) to be furnished to the First Lien Claimholders providing letters of credit under the First Lien Loan Documents in such amount (not to exceed 103% thereof) as such First Lien Claimholders determine is reasonably necessary to secure such First Lien Claimholders in connection with any such outstanding and undrawn letters of credit.

(c) The Second Lien Claimholders shall irrevocably accept or reject such offer within ten (10) days of the receipt thereof by the Second Lien Representatives and the parties shall endeavor to close promptly thereafter. If the Second Lien Claimholders (or any subset of them) accept such offer, it shall be exercised pursuant to documentation mutually acceptable to each of the First Lien Representatives and the Second Lien Representatives. If the Second Lien Claimholders reject such offer (or do not so irrevocably accept such offer within the required timeframe), the First Lien

Claimholders shall have no further obligations pursuant to this Section 5.7 and may take any further actions in their sole discretion in accordance with the First Lien Loan Documents and this Agreement. Each First Lien Claimholder will retain all rights to indemnification provided in the relevant First Lien Loan Documents for all claims and other amounts relating to periods prior to the purchase of the First Lien Obligations pursuant to this Section 5.7.

(d) The purchase and sale of the First Lien Obligations under this Section 5.7 will be without recourse and without representation or warranty of any kind by the First Lien Claimholders, except that the First Lien Claimholders shall severally and not jointly represent and warrant to the Second Lien Claimholders that on the date of such purchase, immediately before giving effect to the purchase;

(1) the principal of and accrued and unpaid interest on the First Lien Obligations, and the fees and expenses thereof owed to the respective First Lien Claimholders, are as stated in any assignment agreement prepared in connection with the purchase and sale of the First Lien Obligations; and

(2) each First Lien Claimholder owns the First Lien Obligations purported to be owned by it free and clear of any Liens (other than participation interests not prohibited by the First Lien Loan Documents, in which case the Purchase Price will be appropriately adjusted so that the Second Lien Claimholders do not pay amounts represented by participation interests to the extent that the Second Lien Claimholders expressly assume the obligations under such participation interests).

SECTION 6.	Insolvency or Liquidation Proceedings.

6.1 Finance and Sale Issues. Until the Discharge of First Lien Obligations has occurred, if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and any First Lien Representative shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code) on which such First Lien Representative, such First Lien Collateral Agent or any other creditor has a Lien, or to permit the Company or any other Grantor to obtain financing, whether from the First Lien Claimholders or any other Person under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (“DIP Financing”) then each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, will not object to such Cash Collateral use or DIP Financing (including any proposed orders for such Cash Collateral use and/or DIP Financing which are acceptable to any First Lien Representative) and to the extent the Liens securing the First Lien Obligations are subordinated to or pari passu with such DIP Financing, each Second Lien Collateral Agent will subordinate its Liens in the Collateral to the Liens securing such DIP Financing (and all Obligations relating thereto) and each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, will not request adequate protection or any other relief in connection therewith (except as expressly agreed by the Designated First Lien Representative or to the extent permitted by Section 6.3). No Second Lien Claimholder may provide DIP Financing to the Company or any other Grantor secured by Liens equal or senior in priority to the Liens securing any First Lien Obligations; provided, that if no First Lien Claimholder offers to provide DIP Financing to the extent permitted under this Section 6.1 on or before the date of the hearing to approve DIP Financing, then a Second Lien Claimholder may seek to provide such DIP Financing secured by Liens equal or senior in priority to the Liens securing any First Lien Obligations, and First Lien Claimholders may object thereto; provided, further, that such DIP Financing may not “roll-up” or otherwise include or refinance any pre-petition Second Lien Obligations. Each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, agrees that it will not seek consultation rights in connection with, and it will not object to or oppose, a motion to sell, liquidate or otherwise dispose of Collateral under Section 363 of the Bankruptcy Code if the requisite First Lien Claimholders have consented to such sale, liquidation or other disposition. Each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, further agrees that it will not directly or indirectly oppose or impede entry of any order in connection with such sale, liquidation or other disposition, including orders to retain professionals or set bid procedures in connection with such sale, liquidation or disposition, if the requisite First Lien Claimholders have consented to (i) such retention of professionals and bid procedures in connection with such sale, liquidation or disposition of such assets and (ii) the sale, liquidation or disposition of such assets, in which event the Second Lien Claimholders will be deemed to have consented to the sale or disposition of Collateral pursuant to Section 363(f) of the Bankruptcy Code and such order does not impair the rights of the Second Lien Claimholders under Section 363(k) of the Bankruptcy Code.

Notwithstanding any other provision hereof to the contrary, each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, agrees that (A) none of such Second Lien Representative or such Second Lien Collateral Agent, the Second Lien Claimholders represented by it or any agent or the trustee on behalf of any of them shall, for any purpose during any Insolvency or Liquidation Proceeding or otherwise, support, endorse, propose or submit, whether directly or indirectly, any valuation of any of the Grantors or their respective assets that allocates or ascribes any value whatsoever to any of the Restricted Assets and (B) none of such Second Lien Representative or such Second Lien Collateral Agent, the Second Lien Claimholders represented by it or any agent or trustee on behalf of any of them shall for any purpose during any Insolvency or Liquidation Proceeding or otherwise challenge, dispute or object, whether directly or indirectly, to any valuation of any of the Grantors or their respective assets, or otherwise take any position with respect to such valuation, that is proposed, supported or otherwise arises in any Insolvency or Liquidation Proceeding, on grounds that such valuation does not allocate or ascribe adequate or appropriate value to any of the Restricted Assets.

6.2 Relief from the Automatic Stay. Until the Discharge of First Lien Obligations has occurred, each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, agrees that none of them shall: (i) seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral or the Restricted Assets, without the prior written consent of each of the First Lien Representatives, unless a motion for adequate protection permitted under Section 6.3 has been denied by a bankruptcy court, in which case each Second Lien Representative and each Second Lien

Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, shall be permitted to seek relief from the automatic stay for the limited purpose of obtaining the adequate protection permitted under Section 6.3, and each of the First Lien Representatives reserves the right to oppose any such relief, or (ii) oppose (or support any other Person in opposing) any request by any First Lien Representative or First Lien Collateral Agent for relief from such stay.

6.3 Adequate Protection.

(a) Each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, agrees that none of them shall contest (or support any other Person contesting):

(1) any request by any First Lien Representative, any First Lien Collateral Agent or other First Lien Claimholder for adequate protection under any Bankruptcy Law; or

(2) any objection by any First Lien Representative, any First Lien Collateral Agent or other First Lien Claimholder to any motion, relief, action or proceeding based on such First Lien Representative, First Lien Collateral Agent or First Lien Claimholder claiming a lack of adequate protection.

(b) Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency or Liquidation Proceeding:

(1) if the First Lien Claimholders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any Cash Collateral use or DIP Financing, then each Second Lien Collateral Agent, for itself or on behalf of any other Second Lien Claimholder represented by it, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the First Lien Obligations and such Cash Collateral use or DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to the First Lien Obligations under this Agreement; and

(2) the Second Lien Representatives, the Second Lien Collateral Agents and Second Lien Claimholders shall only be permitted to seek adequate protection with respect to their rights in the Collateral in any Insolvency or Liquidation Proceeding in the form of (A) additional collateral; provided that as adequate protection for the First Lien Obligations, each First Lien Collateral Agent, on behalf of the First Lien Claimholders represented by it, is also granted a Lien on such additional collateral, which Lien shall be senior to any Lien of the Second Lien Representatives, the Second Lien Collateral Agents and the Second Lien Claimholders on such additional collateral; (B) replacement Liens on the Collateral; provided that as adequate protection for the First Lien Obligations, each First Lien Collateral Agent, on behalf of the First Lien Claimholders represented by it, is also granted replacement Liens on the Collateral, which Liens shall be senior to the Liens of the Second Lien Representatives, the Second Lien Collateral Agents and the Second Lien Claimholders on the Collateral; (C) an administrative expense claim; provided that as adequate protection for the First Lien Obligations, each First Lien Representative, on behalf of the First Lien Claimholders represented by it, is also granted an administrative expense claim which is senior and prior to the administrative expense claim of the Second Lien Representatives and the other Second Lien Claimholders; and (D) cash payments with respect to interest on the Second Lien Obligations; provided that (1) as adequate protection for the First Lien Obligations, each First Lien Representative, on behalf of the First Lien Claimholders represented by it, is also granted cash payments with respect to interest on the First Lien Obligation represented by it and (2) such cash payments do not exceed an amount equal to the interest accruing on the principal amount of Second Lien Obligations outstanding on the date such relief is granted at the non-default “contract” rate of interest under the applicable Second Lien Loan Documents and accruing from the date the applicable Second Lien Representative is granted such relief. If any Second Lien Claimholder receives Post-Petition Interest and/or adequate protection payments in an Insolvency or Liquidation Proceeding (“Second Lien Adequate Protection Payments”) and the First Lien Claimholders do not receive payment in full in cash of all First Lien Obligations upon the effectiveness of the plan of reorganization for, or conclusion of, that Insolvency or Liquidation Proceeding, then each Second Lien Claimholder shall pay over to the First Lien Claimholders an amount (the “Pay-Over Amount”) equal to the lesser of (i) the Second Lien Adequate Protection Payments received by such Second Lien Claimholder and (ii) the amount of the short-fall (the “Short Fall”) in payment in full in cash of the First Lien Obligations; provided that to the extent any portion of the Short Fall represents payments received by the First Lien Claimholders in the form of promissory notes, equity or other property equal in value to the cash paid in respect of the Pay-Over Amount, the First Lien Claimholders shall, upon receipt of the Pay-Over Amount, transfer those promissory notes, equity or other property, equal in value to the cash paid in respect of the Pay-Over Amount, to the applicable Second Lien Claimholders pro rata in exchange for the Pay-Over Amount. Notwithstanding anything herein to the contrary, the First Lien Claimholders shall not be deemed to have consented to, and expressly retain their rights to object to, the grant of adequate protection in the form of cash payments to the Second Lien Claimholders made pursuant to this Section 6.3(b).

(c) Each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, agrees that notice of a hearing to approve DIP Financing or use of Cash Collateral on an interim basis shall be adequate if delivered to such Second Lien Representative and Second Lien Collateral Agent at least two (2) Business Days in advance of such hearing and that notice of a hearing to approve DIP Financing or use of Cash Collateral on a final basis shall be adequate if delivered to such Second Lien Representative and Second Lien Collateral Agent at least fifteen (15) days in advance of such hearing.

6.4 No Waiver. Subject to Section 6.7(b), nothing contained herein shall prohibit or in any way limit any First Lien Representative or any other First Lien Claimholder from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Second Lien Representative or any other Second Lien Claimholder, including the seeking by any Second Lien Representative or any other Second Lien Claimholder of adequate protection or the asserting by any Second Lien Representative or any other Second Lien Claimholder of any of its rights and remedies under the Second Lien Loan Documents or otherwise.

6.5 Avoidance Issues. If any First Lien Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor any amount paid in respect of First Lien Obligations (a “Recovery”), then such First Lien Claimholder shall be entitled to a reinstatement of its First Lien Obligations with respect to all such recovered amounts on the date of such Recovery, and from and after the date of such reinstatement the Discharge of First Lien Obligations shall be deemed not to have occurred for all purposes hereunder. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. This Section 6.5 shall survive termination of this Agreement.

6.6 Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization, arrangement, compromise or liquidation or similar dispositive restructuring plan, both on account of First Lien Obligations and on account of Second Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations and on account of the Second Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

6.7 Post-Petition Interest.

(a) None of any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder shall oppose or seek to challenge any claim by any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of Post-Petition Interest to the extent of the value of the Lien of the First Lien Collateral Agents on behalf of the First Lien Claimholders on the Collateral or any other First Lien Claimholder’s Lien on the Collateral, without regard to the existence of the Liens of the Second Lien Collateral Agents or the other Second Lien Claimholders on the Collateral.

(b) None of any First Lien Representative, First Lien Collateral Agent or any other First Lien Claimholder shall oppose or seek to challenge any claim by any Second Lien Representative, Second Lien Collateral Agent or any other Second Lien Claimholder for allowance in any Insolvency or Liquidation Proceeding of Second Lien Obligations consisting of Post-Petition Interest to the extent of the value of the Lien of the Second Lien Collateral Agents, on behalf of the Second Lien Claimholders, on the Collateral (after taking into account the amount of the First Lien Obligations).

6.8 Waiver. Each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, waives any claim it may hereafter have against any First Lien Claimholder arising out of the election of any First Lien Claimholder of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency or Liquidation Proceeding so long as such actions are not in express contravention of the terms of this Agreement.

6.9 Separate Grants of Security and Separate Classification. Each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, and each First Lien Representative and each First Lien Collateral Agent, for itself and on behalf of each other First Lien Claimholder represented by it, acknowledges and agrees that:

(a) the grants of Liens pursuant to the First Lien Collateral Documents and the Second Lien Collateral Documents constitute two separate and distinct grants of Liens; and

(b) because of, among other things, their differing rights in the Collateral, the Second Lien Obligations are fundamentally different from the First Lien Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding.

To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Lien Claimholders and the Second Lien Claimholders in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Claimholders), the First Lien Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing (or that would be owing if there were such separate classes of senior and junior secured claims) in respect of Post-Petition Interest (including any additional interest payable pursuant to the First Lien Loan Documents, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding) before any distribution is made in respect of the claims held by the Second Lien Claimholders with respect to the Collateral, with each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, hereby acknowledging and agreeing to turn over to the Designated First Lien Collateral Agent, for itself and on behalf of each other First Lien Claimholder, Collateral or proceeds of Collateral otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Claimholders).

6.10 Effectiveness in Insolvency or Liquidation Proceedings. The Parties acknowledge that this Agreement is a “subordination agreement” under section 510(a) of the Bankruptcy Code, which will be effective before, during and after the commencement of an Insolvency or Liquidation Proceeding. All references in this Agreement to any Grantor will include such Person as a debtor-in-possession and any receiver or trustee for such Person in an Insolvency or Liquidation Proceeding. The relative rights as to the Collateral and Proceeds thereof shall continue after the commencement of any Bankruptcy Proceeding on the same basis as prior to the date of the petition therefor, subject to any court order approving the financing of, or use of cash collateral by, any Grantor.

6.11 Voting. No Second Lien Representative, Second Lien Collateral Agent or other Second Lien Claimholder may support or vote in favor of any plan of reorganization (and each shall be deemed to have voted to reject any plan of reorganization) that is inconsistent with the terms of this Agreement unless such plan (a) pays off at the time of effectiveness thereof, in cash and in full, all First Lien Obligations or (b) is accepted by the class of holders of First Lien Obligations voting thereon in accordance with Section 1126(c) of the Bankruptcy Code.

SECTION 7.	Reliance; Waivers; Etc.

7.1 Reliance. Other than any reliance on the terms of this Agreement, each First Lien Representative and each First Lien Collateral Agent, on behalf of itself and each other First Lien Claimholder represented by it, acknowledges that it and such First Lien Claimholders have, independently and without reliance on any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the First Lien Loan Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the First Lien Loan Documents or this Agreement. Each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, acknowledges that it and such Second Lien Claimholders have, independently and without reliance on any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Second Lien Loan Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Second Lien Loan Documents or this Agreement.

7.2 No Warranties or Liability. Each First Lien Representative and each First Lien Collateral Agent, on behalf of itself and each other First Lien Claimholder represented by it, acknowledges and agrees that no Second Lien Representative or other Second Lien Claimholder has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Second Lien Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Second Lien Claimholders will be entitled to manage and supervise their respective extensions of credit under the Second Lien Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. Each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, acknowledges and agrees that no First Lien Representative or other First Lien Claimholder has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the First Lien Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the First Lien Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the First Lien Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Second Lien Representatives, the Second Lien Collateral Agents and the other Second Lien Claimholders shall have no duty to the First Lien Representatives, the First Lien Collateral Agents or any of the other First Lien Claimholders, and the First Lien Representatives, the First Lien Collateral Agents and the other First Lien Claimholders shall have no duty to the Second Lien Representative, the Second Lien Collateral Agents or any of the other Second Lien Claimholders, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any other Grantor (including the First Lien Loan Documents and the Second Lien Loan Documents), regardless of any knowledge thereof which they may have or be charged with.

7.3 No Waiver of Lien Priorities.

(a) No right of the First Lien Claimholders, the First Lien Representatives, the First Lien Collateral Agents or any of them to enforce any provision of this Agreement or any First Lien Loan Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by any First Lien Claimholder, First Lien Representative or First Lien Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the First Lien Loan Documents or any of the Second Lien Loan Documents, regardless of any knowledge thereof which any First Lien Representative, First Lien Collateral Agent or any First Lien Claimholder, or any of them, may have or be otherwise charged with.

(b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Company and the other Grantors under the First Lien Loan Documents and subject to the provisions of Section 5.3(a)), the First Lien Claimholders, the First Lien Representatives, the First Lien Collateral Agents and any of them may, at any time and from time to time in accordance with the First Lien Loan Documents, without the consent of, or notice to, any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder, without incurring any liabilities to any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder is affected, impaired or extinguished thereby) do any one or more of the following:

(1) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the First Lien Obligations or any Lien on any First Lien Collateral or guaranty of any of the First Lien Obligations or any liability of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First Lien Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by any First Lien Representative, any First Lien Collateral Agent or any of the other First Lien Claimholders, the First Lien Obligations or any of the First Lien Loan Documents;

(2) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the First Lien Collateral or any liability of the Company or any other Grantor to any of the First Lien Claimholders, the First Lien Representatives or the First Lien Collateral Agents, or any liability incurred directly or indirectly in respect thereof;

(3) settle or compromise any First Lien Obligation or any other liability of the Company or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the First Lien Obligations) in any manner or order; and

(4) exercise or delay in or refrain from exercising any right or remedy against the Company or any other Grantor or any other Person or any security, and elect any remedy and otherwise deal freely with the Company, any other Grantor or any First Lien Collateral and any security and any guarantor or any liability of the Company or any other Grantor to the First Lien Claimholders or any liability incurred directly or indirectly in respect thereof.

(c) Except as otherwise expressly provided herein, each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, also agrees that the First Lien Claimholders, the First Lien Representatives and the First Lien Collateral Agents shall have no liability to such Second Lien Representative, such Second Lien Collateral Agent or any such Second Lien Claimholders, and such Second Lien Representative and such Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, hereby waives any claim against any First Lien Claimholder, any First Lien Representative or any First Lien Collateral Agent arising out of any and all actions which the First Lien Claimholders, any First Lien Representative or any First Lien Collateral Agent may take or permit or omit to take with respect to:

(1) the First Lien Loan Documents (other than this Agreement);

(2) the collection of the First Lien Obligations; or

(3) the foreclosure upon, or sale, liquidation or other disposition of, any First Lien Collateral.

Each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, agrees that the First Lien Claimholders, the First Lien Representatives and the First Lien Collateral Agents have no duty to them in respect of the maintenance or preservation of the First Lien Collateral, the First Lien Obligations or otherwise.

(d) Until the Discharge of First Lien Obligations, each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of any marshaling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to any First Lien Collateral or any other similar rights a junior secured creditor may have under applicable law.

7.4 Obligations Unconditional. All rights, interests, agreements and obligations of the First Lien Representatives, the First Lien Collateral Agents and the other First Lien Claimholders and the Second Lien Representatives, the Second Lien Collateral Agents and the other Second Lien Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any First Lien Loan Documents or any Second Lien Loan Documents;

(b) except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations or Second Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First Lien Loan Document or any Second Lien Loan Document;

(c) except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or Second Lien Obligations or any guaranty thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of any First Lien Representative, any First Lien Collateral Agent, the First Lien Obligations, any First Lien Claimholder, any Second Lien Representative, any Second Lien Collateral Agent, the Second Lien Obligations or any Second Lien Claimholder in respect of this Agreement.

SECTION 8.	Miscellaneous.

8.1 Integration/Conflicts. This Agreement, the First Lien Loan Documents and the Second Lien Loan Documents represent the entire agreement of the Grantors, the First Lien Claimholders and the Second Lien Claimholders with respect to the subject matter hereof and thereof, and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. There are no promises, undertakings, representations or warranties by the First Lien Claimholders or the Second Lien Claimholders relative to the subject matter hereof and thereof not expressly set forth or referred to herein or therein. In the event of any conflict between the provisions of this Agreement and the provisions of the First Lien Loan Documents or the Second Lien Loan Documents, the provisions of this Agreement shall govern and control.

8.2 Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien subordination and the First Lien Claimholders may continue, at any time and without notice to any Second Lien Representative or any other Second Lien Claimholder, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any Grantor constituting First Lien Obligations in reliance hereon. Each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to those of the invalid, illegal or unenforceable provisions. All references to the Company or any other Grantor shall include the Company or such Grantor as debtor and debtor-in-possession and any receiver, trustee or similar person for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect:

(a) with respect to any First Lien Representative and any First Lien Collateral Agent, the First Lien Claimholders represented by them and their First Lien Obligations, on the date on which the First Lien Obligations of such First Lien Claimholders are Discharged, subject to Sections 5.6 and 6.5; and

(b) with respect to any Second Lien Representative and any Second Lien Collateral Agent, the Second Lien Claimholders represented by them and their Second Lien Obligations, on the date on which the Second Lien Obligations of such Second Lien Claimholders are Discharged, subject to Sections 5.6 and 6.5;

provided, however, that in each case, such termination shall not relieve any such party of its obligations incurred hereunder prior to the date of such termination.

8.3 Amendments; Waivers.

(a) No amendment, modification or waiver of any of the provisions of this Agreement shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time.

(b) Notwithstanding the foregoing, without the consent of any First Lien Claimholder or Second Lien Claimholder, any Representative and Collateral Agent may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 8.7 of this Agreement and upon such execution and delivery, such Representative and Collateral Agent and the Additional First Lien Claimholders and Additional First Lien Obligations or Additional Second Lien Claimholders and Additional Second Lien Obligations of the Series for which such Representative and Collateral Agent are acting shall be subject to the terms hereof.

(c) Notwithstanding the foregoing, without the consent of any other Representative, Collateral Agent or First Lien Claimholder, the Designated First Lien Representative may effect amendments and modifications to this Agreement to the extent necessary to reflect any incurrence of any Additional First Lien Obligations or Additional Second Lien Obligations in compliance with this Agreement.

8.4 Information Concerning Financial Condition of the Grantors and their Subsidiaries. The First Lien Representatives, the First Lien Collateral Agents and the First Lien Claimholders, on the one hand, and the Second Lien Representatives, the Second Lien Collateral Agents and the Second Lien Claimholders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Grantors and their Subsidiaries and all endorsers and/or guarantors of the First Lien Obligations or the Second Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Second Lien Obligations. The First Lien Representatives, the First Lien Collateral Agents and the other First Lien Claimholders shall have no duty to advise the Second Lien Representatives, the Second Lien Collateral Agents or any other Second Lien Claimholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the First Lien Representatives, the First Lien Collateral Agents or any of the other First Lien Claimholders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder, it or they shall be under no obligation:

(a) to make, and the First Lien Representatives, the First Lien Collateral Agents and the other First Lien Claimholders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;

(b) to provide any additional information or to provide any such information on any subsequent occasion;

(c) to undertake any investigation; or

(d) to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5 Subrogation. With respect to the value of any payments or distributions in cash, property or other assets that any of the Second Lien Representatives, the Second Lien Collateral Agents or the other Second Lien Claimholders pays over to any of the First Lien Representatives, the First Lien Collateral Agents or the other First Lien Claimholders under the terms of this Agreement, such Second Lien Claimholders, Second Lien Representatives and Second Lien Collateral Agents shall be subrogated to the rights of such First Lien Representatives, First Lien Collateral Agents and First Lien Claimholders; provided that each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, hereby agrees not to assert or enforce any such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred. The Company and the other Grantors each acknowledges and agrees that the value of any payments or distributions in cash, property or other assets received by any Second Lien Representative, Second Lien Collateral Agent or other Second Lien Claimholder that are paid over to any First Lien Representative, First Lien Collateral Agent or other First Lien Claimholder pursuant to this Agreement shall not reduce any of the Second Lien Obligations.

8.6 Application of Payments. All payments received by any First Lien Representative, First Lien Collateral Agent or other First Lien Claimholder may be applied, reversed and reapplied, in whole or in part, to such part of the First Lien Obligations provided for in the First Lien Loan Documents (subject to the First Lien Pari Passu Intercreditor Agreement, if then in effect). Each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, agrees to any extension or postponement of the time of payment of the First Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any Lien which may at any time secure any part of the First Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

8.7 Additional Debt Facilities.

(a) To the extent, but only to the extent, permitted by the provisions of the First Lien Loan Documents and the Second Lien Loan Documents and Section 5.3, the Company may incur or issue and sell one or more series or classes of Indebtedness that the Company designates as Additional First Lien Debt and/or one or more series or classes of Indebtedness that the Company designates as Additional Second Lien Debt (each, “Additional Debt”) to the extent permitted pursuant to Section 5.3.

Any such series or class of Additional First Lien Debt may be secured by a first-priority, senior Lien on the Collateral, in each case under and pursuant to the First Lien Collateral Documents for such Series of Additional First Lien Debt, if and subject to the condition that, unless such Indebtedness is part of an existing Series of Additional First Lien Debt represented by a First Lien Representative and First Lien Collateral Agent already party to this Agreement and the First Lien Pari Passu Intercreditor Agreement, the Additional First Lien Representative and the Additional First Lien Collateral Agent of any such Additional First Lien Debt each becomes a party to this Agreement and the First Lien Pari Passu Intercreditor Agreement by satisfying the conditions set forth in clauses (1) through (2) of Section 8.7(b). Upon any Additional First Lien Representative and Additional First Lien Collateral Agent so becoming a party hereto and becoming a party to the First Lien Pari Passu Intercreditor Agreement in accordance with the terms thereof, all Additional First Lien Obligations of such Series shall also be entitled to be so secured by a senior Lien on the Collateral in accordance with the terms hereof and thereof.

Any such series or class of Additional Second Lien Debt may be secured by a junior-priority, subordinated Lien on the Collateral, in each case under and pursuant to the relevant Second Lien Collateral Documents for such Series of Additional Second Lien Debt, if and subject to the condition, unless such Indebtedness is part of an existing Series of Additional Second Lien Debt represented by a Second Lien Representative and Second Lien Collateral Agent already party to this Agreement and the Second Lien Pari Passu Intercreditor Agreement, the Additional Second Lien Representative and Additional Second Lien Collateral Agent of any such Additional Second Lien Debt each becomes a party to this Agreement and the Second Lien Pari Passu Intercreditor Agreement by satisfying the conditions set forth in clauses (1) through (2) of Section 8.7(b). Upon any Additional Second Lien Representative and Additional Second Lien Collateral Agent so becoming a party hereto and becoming a party to the Second Lien Pari Passu Intercreditor Agreement in accordance with the terms thereof, all Additional Second Lien Obligations of such Series shall also be entitled to be so secured by a subordinated Lien on the Collateral in accordance with the terms hereof and thereof.

(b) In order for an Additional Representative and an Additional Collateral Agent to become a party to this Agreement:

(1) such Additional Representative and such Additional Collateral Agent shall have executed and delivered to each other then-existing Representative a Joinder Agreement substantially in the form of Exhibit A hereto (if such Representative is an Additional Second Lien Representative and such Collateral Agent is an Additional Second Lien Collateral Agent) (with such changes as may be reasonably approved by the Designated First Lien Representative and such Representative and such Collateral Agent) or Exhibit B hereto (if such Representative is an Additional First Lien Representative and such Collateral Agent is an Additional First Lien Collateral Agent) (with such changes as may be reasonably approved by the Designated First Lien Representative and such Representative and such Collateral Agent) pursuant to which such

Additional Representative becomes a Representative hereunder, such Additional Collateral Agent becomes a Collateral Agent hereunder and the related First Lien Claimholders or Second Lien Claimholders, as applicable, become subject hereto and bound hereby;

(2) the Company shall have delivered a Designation to each other then-existing Collateral Agent substantially in the form of Exhibit C hereto, pursuant to which a Responsible Officer of the Company shall (A) identify the Indebtedness to be designated as Additional First Lien Obligations, Additional Second Lien Obligations, Initial First Lien Obligations or Initial Second Lien Obligations, as applicable, and the initial aggregate principal amount of such Indebtedness, (B) specify the name and address of the applicable Additional Representative and Additional Collateral Agent, (C) certify that such Additional Debt, Initial First Lien Obligations or Initial Second Lien Obligations is permitted to be incurred, secured and guaranteed by each First Lien Loan Document and Second Lien Loan Document and that the conditions set forth in this Section 8.7 are satisfied with respect to such Additional Debt, Initial First Lien Obligations or Initial Second Lien Obligations, as applicable, and (D) attach to such Designation true and complete copies of each of the First Lien Loan Documents or Second Lien Loan Documents, as applicable, relating to such Additional First Lien Debt or Additional Second Lien Debt, as applicable, certified as being true and correct by such Responsible Officer of the Company.

(c) The Additional Second Lien Loan Documents or Additional First Lien Loan Documents, as applicable, relating to such Additional Obligations shall provide that each of the applicable Claimholders with respect to such Additional Obligations will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Additional Obligations.

(d) Upon the execution and delivery of a Joinder Agreement by an Additional First Lien Representative and an Additional First Lien Collateral Agent or an Additional Second Lien Representative and an Additional Second Lien Collateral Agent, as the case may be, in each case in accordance with this Section 8.7, each other Representative and Collateral Agent shall acknowledge receipt thereof by countersigning a copy thereof and returning the same to such Additional First Lien Representative and such Additional First Lien Collateral Agent or such Additional Second Lien Representative and such Additional Second Lien Collateral Agent, as the case may be; provided that the failure of any Representative or Collateral Agent to so acknowledge or return the same shall not affect the status of such Additional Obligations as Additional First Lien Obligations or Additional Second Lien Obligations, as the case may be, if the other requirements of this Section 8.7 are complied with.

(e) With respect to any incurrence, issuance or sale of Indebtedness after the date hereof under the Additional First Lien Loan Documents or Additional Second Lien Loan Documents of a Series of Additional First Lien Debt or Series of Additional Second Lien Debt whose Representative and Collateral Agent is already each a party to this Agreement and the First Lien Pari Passu Intercreditor Agreement or

Second Lien Pari Passu Intercreditor Agreement, as applicable, the requirements of Section 8.7(b) shall not be applicable and such Indebtedness shall automatically constitute Additional First Lien Debt or Additional Second Lien Debt so long as (i) such Indebtedness is permitted to be incurred, secured and guaranteed by each First Lien Loan Document and Second Lien Loan Document and (ii) the provisions of Section 8.7(c) have been complied with; provided, further, however, that with respect to any such Indebtedness incurred, issued or sold pursuant to the terms of any Additional First Lien Loan Documents or Additional Second Lien Loan Documents of such existing Series of Additional First Lien Debt or Additional Second Lien Debt as such terms existed on the date the Representative and Collateral Agent for such Series of Additional First Lien Debt or Additional Second Lien Debt executed the Joinder Agreement, the requirements of clause (i) of this Section 8.7(e) shall be tested only as of (x) the date of execution of such Joinder Agreement, if pursuant to a commitment entered into at the time of such Joinder Agreement and (y) with respect to any later commitment or amendment to those terms to permit such Indebtedness, as of the date of such commitment and/or amendment.

8.8 Agency Capacities. Except as expressly provided herein, Barclays Bank PLC is acting in the capacity of Initial First Lien Representative and Initial First Lien Collateral Agent solely for the Initial First Lien Claimholders. Except as expressly provided herein, each other Representative and Collateral Agent is acting in the capacity of Representative and Collateral Agent, respectively, solely for the Claimholders under the First Lien Loan Documents or Second Lien Loan Documents for which it is the named Representative or Collateral Agent, as the case may be, in the applicable Joinder Agreement.

8.9 Submission to Jurisdiction; Certain Waivers. Each of the Company, each other Grantor, and each Representative and each Collateral Agent, on behalf of itself and each other applicable Claimholder represented by it, hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the Collateral Documents (whether arising in contract, tort or otherwise) to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States for the Southern District of New York sitting in the Borough of Manhattan, and appellate courts from any thereof;

(b) agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York state court or, to the fullest extent permitted by applicable law, in such federal court;

(c) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law and that nothing in this Agreement or any other First Lien Loan Document shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other First Lien Loan Document or Second Lien Loan Document against such Grantor or any of its assets in the courts of any jurisdiction;

(d) waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Collateral Document in any court referred to in paragraph (a) of this Section 8.8 (and irrevocably waives to the fullest extent permitted by applicable law the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court);

(e) consents to service of process in any such proceeding in any such court by registered or certified mail, return receipt requested, to the applicable party at its address provided in accordance with Section 8.11 (and agrees that nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law);

(f) agrees that service as provided in clause (e) above is sufficient to confer personal jurisdiction over the applicable party in any such proceeding in any such court, and otherwise constitutes effective and binding service in every respect; and

(g) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover any special, exemplary, punitive or consequential damages.

8.10 WAIVER OF JURY TRIAL.

EACH PARTY HERETO, THE COMPANY AND EACH OTHER GRANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT, BREACH OF DUTY, COMMON LAW, STATUTE OR ANY OTHER THEORY). EACH PARTY HERETO AND THE COMPANY AND THE OTHER GRANTORS (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HERETO AND THE COMPANY AND THE OTHER GRANTORS FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

8.11 Notices. All notices to the Second Lien Claimholders and the First Lien Claimholders permitted or required under this Agreement shall also be sent to the applicable

Second Lien Representative and the applicable First Lien Representative, respectively. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto or in the Joinder Agreement pursuant to which it becomes a party hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

8.12 Further Assurances. Each First Lien Representative and each First Lien Collateral Agent, on behalf of itself and each other First Lien Claimholder represented by it, each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, and the Company and each other Grantor, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as any First Lien Representative and First Lien Collateral Agent or any Second Lien Representative and Second Lien Collateral Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.

8.13 APPLICABLE LAW. THIS AGREEMENT, AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS IN THE COLLATERAL).

8.14 Binding on Successors and Assigns. This Agreement shall be binding upon the First Lien Representatives, the First Lien Collateral Agents, the other First Lien Claimholders, the Second Lien Representatives, the Second Lien Claimholders, the other Second Lien Claimholders, the Company and the other Grantors, and their respective successors and assigns from time to time. If any of the First Lien Representatives, the First Lien Collateral Agents, the Second Lien Representatives or the Second Lien Collateral Agents resigns or is replaced pursuant to the First Lien Loan Documents or the Second Lien Loan Documents, as applicable, its successor and assigns shall be deemed to be a party to this Agreement and shall have all the rights of, and be subject to all the obligations of, this Agreement. No provision of this Agreement will inure to the benefit of a bankruptcy trustee, debtor-in-possession, creditor trust or other representative of an estate or creditor of any Grantor, including where any such trustee, debtor-in-possession, creditor trust or other representative of an estate is the beneficiary of a Lien securing Collateral by virtue of the avoidance of such Lien in an Insolvency or Liquidation Proceeding.

8.15 Section Headings. The section headings and table of contents used in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose, be given any substantive effect, affect the construction hereof or be taken into consideration in the interpretation hereof.

8.16 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (e.g. in “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

8.17 Authorization. By its signature, each Person executing this Agreement, on behalf of such Person but not in his or her personal capacity as a signatory, represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

8.18 No Third Party Beneficiaries/ Provisions Solely to Define Relative Rights. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and their respective successors and assigns from time to time. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Representatives, the First Lien Collateral Agents and the other First Lien Claimholders on the one hand and the Second Lien Representatives, the Second Lien Collateral Agents and the other Second Lien Claimholders on the other hand. Nothing herein shall be construed to limit the relative rights and obligations as among the First Lien Claimholders or as among the Second Lien Claimholders; as among the First Lien Claimholders, such rights and obligations are governed by, and any provisions herein regarding them are therefore subject to, the provisions of the First Lien Pari Passu Intercreditor Agreement and as among the Second Lien Claimholders, such rights and obligations are governed by, and any provisions herein regarding them are therefore subject to, the provisions of the Second Lien Pari Passu Intercreditor Agreement. Nothing in this Agreement is intended to or shall impair the obligations of the Company or any other Grantor, which are absolute and unconditional, to pay the First Lien Obligations and the Second Lien Obligations as and when the same shall become due and payable in accordance with their terms.

8.19 No Indirect Actions. Unless otherwise expressly stated, if a party may not take an action under this Agreement, then it may not take that action indirectly, or support any other Person in taking that action directly or indirectly. “Taking an action indirectly” means taking an action that is not expressly prohibited for the party but is intended to have substantially the same effects as the prohibited action.

8.20 Additional Grantors. Each Grantor agrees that it shall ensure that each of its Subsidiaries that is or is to become a party to any First Lien Loan Document or Second Lien Loan Document shall either execute this Agreement on the date hereof or shall confirm that it is a Grantor hereunder pursuant to a Joinder Agreement substantially in the form attached hereto as Exhibit D that is executed and delivered by such Subsidiary prior to or concurrently with its execution and delivery of such First Lien Loan Document or such Second Lien Loan Document.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Second Lien Intercreditor Agreement as of the date first written above.

BARCLAYS BANK PLC
as Initial First Lien Representative and as Initial First Lien Collateral Agent

By:	/s/ Craig J. Malloy
	Name:	Craig J. Malloy
	Title:	Director

Barclays Bank PLC
1301 Avenue of the Americas
New York, NY 10019
Attention: Joseph Tricamo
Telephone: 212-320-7564
Telecopy: 917-522-0569
Email: xraUSLOANOPS5@barclayscapital.com / joe.tricamo@barclays.com

BARCLAYS BANK PLC,
as Initial Second Lien Representative and as Initial Second Lien Collateral Agent

By:	/s/ Craig J. Malloy
	Name:	Craig J. Malloy
	Title:	Director

Barclays Bank PLC
1301 Avenue of the Americas
New York, NY 10019
Attention: Joseph Tricamo
Telephone: 212-320-7564
Telecopy: 917-522-0569
Email: xraUSLOANOPS5@barclayscapital.com / joe.tricamo@barclays.com

TASC, INC.

SECOND LIEN INTERCREDITOR AGREEMENT

Acknowledged and Agreed to by:

TASC, INC.

By:	/s/ Wayne Rehberger
	Name:	Wayne Rehberger
	Title:	Senior Vice President & Chief Financial Officer

4801 Stonecroft Blvd.,
Chantilly, VA 20151

GRANTORS:

TASC PARENT CORPORATION

By:	/s/ Wayne Rehberger
	Name:	Wayne Rehberger
	Title:	Senior Vice President & Chief Financial Officer

c/o General Atlantic Service Company, LLC
3 Pickwick Plaza
Greenwich, CT 06830
and
c/o Kohlberg Kravis Roberts & Co. L.P.
9 West 57th Street, Suite 4200
New York, NY 10019

TASC, INC.

SECOND LIEN INTERCREDITOR AGREEMENT

Exhibit A to the

Second Lien Intercreditor Agreement

[FORM OF] SECOND LIEN JOINDER AGREEMENT NO. [    ] dated as of [            ], 20[    ] to the SECOND LIEN INTERCREDITOR AGREEMENT dated as of May 23, 2014 (the “Second Lien Intercreditor Agreement”), among BARCLAYS BANK PLC, as Initial First Lien Representative and Initial First Lien Collateral Agent, BARCLAYS BANK PLC, as Initial Second Lien Representative and Initial Second Lien Collateral Agent and the additional Representatives and Collateral Agents from time to time a party thereto, and acknowledged and agreed to by TASC, INC., a Massachusetts corporation (the “Company”), certain subsidiaries of the Company (each a “Grantor”).

Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Second Lien Intercreditor Agreement.

As a condition to the ability of the Company to incur Additional Second Lien Debt after the date of the Second Lien Intercreditor Agreement and to secure such Additional Second Lien Debt and related Additional Second Lien Obligations with a lien on the Collateral and to have such Additional Second Lien Debt and related Additional Second Lien Obligations guaranteed by the Grantors, in each case under and pursuant to the applicable Additional Second Lien Loan Documents, each of the Additional Second Lien Representative and the Additional Second Lien Collateral Agent in respect of such Additional Second Lien Debt and related Additional Second Lien Obligations is required to become a Second Lien Representative and Second Lien Collateral Agent, respectively, under, and the Additional Second Lien Claimholders in respect thereof are required to become subject to and bound by, the Second Lien Intercreditor Agreement. Section 8.7 of the Second Lien Intercreditor Agreement provides that such Additional Second Lien Representative and Additional Second Lien Collateral Agent may become a Second Lien Representative and Second Lien Collateral Agent, respectively, under, and such Additional Second Lien Claimholders may become subject to and bound by, the Second Lien Intercreditor Agreement pursuant to the execution and delivery by the Additional Second Lien Representative and Additional Second Lien Collateral Agent of an instrument in the form of this Joinder Agreement and the satisfaction of the other conditions set forth in Section 8.7 of the Second Lien Intercreditor Agreement. The undersigned Additional Second Lien Representative (the “New Representative”) and Additional Second Lien Collateral Agent (the “New Collateral Agent”) are executing this Joinder Agreement in accordance with the requirements of the Second Lien Intercreditor Agreement.

Accordingly, the New Representative and the New Collateral Agent agree as follows:

In accordance with Section 8.7 of the Second Lien Intercreditor Agreement, the New Representative and the New Collateral Agent by their signatures below become a Second Lien Representative and a Second Lien Collateral Agent, respectively, under, and the related Additional Second Lien Claimholders represented by it become subject to and bound by, the Second Lien Intercreditor Agreement with the same force and effect as if the New Representative and the New Collateral Agent had originally been named therein as a Second Lien Representative and a Second Lien Collateral Agent, respectively, and each of the New Representative and the New Collateral Agent, on behalf of itself and each other Additional Second Lien Claimholder represented by it, hereby agrees to all the terms and provisions of the Second Lien Intercreditor Agreement applicable to it as a Second Lien Representative and a

Exhibit A — Page 1

Second Lien Collateral Agent, respectively, and to the Additional Second Lien Claimholders represented by it as Second Lien Claimholders. Each reference to a “Representative” or “Second Lien Representative” in the Second Lien Intercreditor Agreement shall be deemed to include the New Representative, each reference to a “Collateral Agent” or “Second Lien Collateral Agent” in the Second Lien Intercreditor Agreement shall be deemed to include the New Collateral Agent and each reference to “Second Lien Claimholders” shall include the Additional Second Lien Claimholders represented by such New Representative and New Collateral Agent. The Second Lien Intercreditor Agreement is hereby incorporated herein by reference.

Each of the New Representative and New Collateral Agent represents and warrants to the other Representatives, Collateral Agents and the other Claimholders that (i) it has full power and authority to enter into this Joinder Agreement, in its capacity as [agent][trustee], (ii) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms and the terms of the Second Lien Intercreditor Agreement and (iii) the Second Lien Loan Documents relating to such Additional Second Lien Debt provide] that, upon the New Representative’s and New Collateral Agent’s entry into this Agreement, the Additional Second Lien Claimholders in respect of such Additional Second Lien Debt will be subject to and bound by the provisions of the Second Lien Intercreditor Agreement as Second Lien Claimholders.

This Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Joinder Agreement.

Except as expressly supplemented hereby, the Second Lien Intercreditor Agreement shall remain in full force and effect.

THIS JOINDER AGREEMENT, AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS JOINDER AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).

Any provision of this Joinder Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Second Lien Intercreditor Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to those of the invalid, illegal or unenforceable provisions.

Exhibit A — Page 2

All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Second Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative and the New Collateral Agent shall be given to it at the address set forth below its signature hereto.

[Remainder of this page intentionally left blank]

Exhibit A — Page 3

IN WITNESS WHEREOF, the New Representative and New Collateral Agent have duly executed this Joinder Agreement to the Second Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE],
as [ ] for the holders of
[ ]

By:
Name:
Title:

Address for notices:

attention of:
Telecopy:

[NAME OF NEW COLLATERAL AGENT], as [ ] for the holders of
[ ]

By:
Name:
Title:

Address for notices:

attention of:
Telecopy:

Receipt of the foregoing acknowledged:
[NAME OF APPLICABLE REPRESENTATIVE], as [Insert title of Representative]

By:
Name:
Title:

Exhibit A — Page 4

Receipt of the foregoing acknowledged:
[NAME OF APPLICABLE COLLATERAL
AGENT], as [Insert title of Collateral Agent]

By:
Name:
Title:

Exhibit A — Page 5

Exhibit B to the

Second Lien Intercreditor Agreement

[FORM OF] FIRST LIEN JOINDER AGREEMENT NO. [    ] dated as of [            ], 20[    ] to the SECOND LIEN INTERCREDITOR AGREEMENT dated as of May 23, 2014 (the “Second Lien Intercreditor Agreement”), among BARCLAYS BANK PLC, as Initial First Lien Representative and Initial First Lien Collateral Agent, BARCLAYS BANK PLC, as Initial Second Lien Representative and Initial Second Lien Collateral Agent and the additional Representatives and Collateral Agents from time to time a party thereto, and acknowledged and agreed to by TASC, INC., a Massachusetts corporation (the “Company”), certain subsidiaries of the Company (each a “Grantor”).

Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Second Lien Intercreditor Agreement.

As a condition to the ability of the Company to incur Additional First Lien Debt after the date of the Second Lien Intercreditor Agreement and to secure such Additional First Lien Debt and related Additional First Lien Obligations with a lien on the Collateral and to have such Additional First Lien Debt and related Additional First Lien Obligations guaranteed by the Grantors, in each case under and pursuant to the applicable Additional First Lien Loan Documents, each of the Additional First Lien Representative and the Additional First Lien Collateral Agent in respect of such Additional First Lien Debt and related Additional First Lien Obligations is required to become a First Lien Representative and First Lien Collateral Agent, respectively, under, and the Additional First Lien Claimholders in respect thereof are required to become subject to and bound by, the Second Lien Intercreditor Agreement. Section 8.7 of the Second Lien Intercreditor Agreement provides that such Additional First Lien Representative and Additional First Lien Collateral Agent may become a First Lien Representative and First Lien Collateral Agent, respectively, under, and such Additional First Lien Claimholders may become subject to and bound by, the Second Lien Intercreditor Agreement pursuant to the execution and delivery by the Additional First Lien Representative and Additional First Lien Collateral Agent of an instrument in the form of this Joinder Agreement and the satisfaction of the other conditions set forth in Section 8.7 of the Second Lien Intercreditor Agreement. The undersigned Additional First Lien Representative (the “New Representative”) and Additional First Lien Collateral Agent (the “New Collateral Agent”) are executing this Joinder Agreement in accordance with the requirements of the Second Lien Intercreditor Agreement.

Accordingly, the New Representative and the New Collateral Agent agree as follows:

In accordance with Section 8.7 of the Second Lien Intercreditor Agreement, the New Representative and the New Collateral Agent by their signatures below become a First Lien Representative and a First Lien Collateral Agent, respectively, under, and the related Additional First Lien Claimholders represented by it become subject to and bound by, the Second Lien Intercreditor Agreement with the same force and effect as if the New Representative and the New Collateral Agent had originally been named therein as a First Lien Representative and a First Lien Collateral Agent, respectively, and each of the New Representative and the New Collateral Agent, on behalf of itself and each other Additional First Lien Claimholder represented by it, hereby agrees to all the terms and provisions of the Second Lien Intercreditor Agreement applicable to it as a First Lien Representative and a First Lien Collateral Agent, respectively, and to the Additional First Lien Claimholders represented by it as First Lien

Exhibit B — Page 1

Claimholders. Each reference to a “Representative” or “First Lien Representative” in the Second Lien Intercreditor Agreement shall be deemed to include the New Representative, each reference to a “Collateral Agent” or “First Lien Collateral Agent” in the Second Lien Intercreditor Agreement shall be deemed to include the New Collateral Agent and each reference to “First Lien Claimholders” shall include the Additional First Lien Claimholders represented by such New Representative and New Collateral Agent. The Second Lien Intercreditor Agreement is hereby incorporated herein by reference.

Each of the New Representative and New Collateral Agent represents and warrants to the other Representatives, Collateral Agents and the other Claimholders that (i) it has full power and authority to enter into this Joinder Agreement, in its capacity as [agent][trustee], (ii) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms and the terms of the Second Lien Intercreditor Agreement and (iii) the First Lien Loan Documents relating to such Additional First Lien Debt provides that, upon the New Representative’s and New Collateral Agent’s entry into this Agreement, the Additional First Lien Claimholders in respect of such Additional First Lien Debt will be subject to and bound by the provisions of the Second Lien Intercreditor Agreement as First Lien Claimholders.

This Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Joinder Agreement.

Except as expressly supplemented hereby, the Second Lien Intercreditor Agreement shall remain in full force and effect.

THIS JOINDER AGREEMENT, AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS JOINDER AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).

Any provision of this Joinder Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Second Lien Intercreditor Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to those of the invalid, illegal or unenforceable provisions.

Exhibit B — Page 2

All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Second Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative and the New Collateral Agent shall be given to it at the address set forth below its signature hereto.

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Exhibit B — Page 3

IN WITNESS WHEREOF, the New Representative and the New Collateral Agent have duly executed this Joinder Agreement to the Second Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE],
as [ ] for the holders of
[ ]

By:
Name:
Title:

Address for notices:

attention of:
Telecopy:

[NAME OF NEW COLLATERAL AGENT], as [ ] for the holders of
[ ]

By:
Name:
Title:

Address for notices:

attention of:
Telecopy:

Receipt of the foregoing acknowledged:
[NAME OF APPLICABLE REPRESENTATIVE], as [Insert title of Representative]

By:
Name:
Title:

Exhibit B — Page 4

Receipt of the foregoing acknowledged:
[NAME OF APPLICABLE COLLATERAL
AGENT], as [Insert title of Collateral Agent]

By:
Name:
Title:

Exhibit B — Page 5

Exhibit C to the

Second Lien Intercreditor Agreement

[FORM OF] DEBT DESIGNATION NO. [    ] (this “Designation”) dated as of [            ], 20[    ] with respect to the SECOND LIEN INTERCREDITOR AGREEMENT dated as of May 23, 2014 (the “Second Lien Intercreditor Agreement”), among BARCLAYS BANK PLC, as Initial First Lien Representative and Initial First Lien Collateral Agent for the Initial First Lien Claimholders, BARCLAYS BANK PLC, as Initial Second Lien Representative and Initial Second Lien Collateral Agent for the Initial Second Lien Claimholders and the additional Representatives and Collateral Agent from time to time a party thereto, and acknowledged and agreed to by TASC, INC., a Massachusetts corporation (the “Company”), certain subsidiaries of the Company (each a “Grantor”).

Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Second Lien Intercreditor Agreement.

This Designation is being executed and delivered in order to designate additional secured Obligations of the Company and the grantors as [Additional First Lien Debt][Additional Second Lien Debt] entitled to the benefit of and subject to the terms of the Second Lien Intercreditor Agreement.

The undersigned, the duly appointed [specify title of Responsible Officer] of the Company hereby certifies on behalf of the Company that:

1.	[Insert name of the Company or other Grantor] intends to incur Indebtedness (the “Designated Obligations”) in the initial aggregate principal amount of [ ] pursuant to the following agreement: [describe credit/loan agreement indenture or other agreement giving rise to Additional First Lien Debt or Additional Second Lien Debt, as the case may be] (the “Designated Agreement”) which will be [Additional First Lien Obligations][Additional Second Lien Obligations].

2.	The incurrence of the Designated Obligations is permitted by each applicable First Lien Loan Document and Second Lien Loan Document.

3.	Conform the following as applicable; Pursuant to and for the purposes of Section 8.7 of the Second Lien Intercreditor Agreement, (i) the Designated Agreement is hereby designated as [an “Additional First Lien Loan Document”][an “Additional Second Lien Loan Document”] [and][,] (ii) the Designated Obligations are hereby designated as [“Additional First Lien Obligations”][“Additional Second Lien Obligations”].

4.	a. The name and address of the Representative for such Designated Obligations is:

[Insert name and all capacities; Address]

Telephone:

Fax:

Email

Exhibit C — Page 1

b. The name and address of the Collateral Agent for such Designated Obligations is:

[Insert name and all capacities; Address]

Telephone:

Fax:

Email:

5. Attached hereto are true and complete copies of each of the [First/Second] Lien Loan Documents relating to such Additional [First/Second] Lien Debt.

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Exhibit C — Page 2

IN WITNESS WHEREOF, the Company has caused this Designation to be duly executed by the undersigned Responsible Officer as of the day and year first above written.

[INSERT NAME OF COMPANY/GRANTOR]

By:
Name:
Title:

Exhibit C — Page 3

Exhibit D to the

Second Lien Intercreditor Agreement

[FORM OF] GRANTOR JOINDER AGREEMENT NO. [    ] dated as of [            ], 20[    ] (the “Grantor Joinder Agreement”) to the SECOND LIEN INTERCREDITOR AGREEMENT dated as of May 23, 2014 (the “Second Lien Intercreditor Agreement”), among BARCLAYS BANK PLC, as Initial First Lien Representative and Initial First Lien Collateral Agent, BARCLAYS BANK PLC, as Initial Second Lien Representative and Initial Second Lien Collateral Agent and the additional Representatives and Collateral Agents from time to time a party thereto, and acknowledged and agreed to by TASC, INC., a Massachusetts corporation (the “Company”), certain subsidiaries of the Company (each a “Grantor”).

Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Second Lien Intercreditor Agreement.

The undersigned, [                                        ], a [                                        ], (the “New Grantor”) wishes to acknowledge and agree to the Second Lien Intercreditor Agreement and become a party thereto to the limited extent contemplated by Section 8.18 thereof and to acquire and undertake the rights and obligations of a Grantor thereunder.

Accordingly, the New Grantor agrees as follows for the benefit of the Representatives, the Collateral Agents and the Claimholders:

Section 1. Accession to the Second Lien Intercreditor Agreement. The New Grantor (a) acknowledges and agrees to, and becomes a party to the Second Lien Intercreditor Agreement as a Grantor to the limited extent contemplated by Section 8.18 thereof, (b) agrees to all the terms and provisions of the Second Lien Intercreditor Agreement and (c) shall have all the rights and obligations of a Grantor under the Second Lien Intercreditor Agreement. This Grantor Joinder Agreement supplements the Second Lien Intercreditor Agreement and is being executed and delivered by the New Grantor pursuant to Section 8.20 of the Second Lien Intercreditor Agreement.

Section 2. Representations, Warranties and Acknowledgement of the New Grantor. The New Grantor represents and warrants to each Representative, each Collateral Agent and to the Claimholders that (a) it has full power and authority to enter into this Grantor Joinder Agreement, in its capacity as Grantor and (b) this Grantor Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of this Grantor Joinder Agreement.

Section 3. Counterparts. This Grantor Joinder Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Grantor Joinder Agreement or any document or instrument delivered in connection herewith by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Grantor Joinder Agreement or such other document or instrument, as applicable.

Section 4. Section Headings. Section heading used in this Grantor Joinder Agreement are for convenience of reference only and are not to affect the construction hereof or to be taken in consideration in the interpretation hereof.

Exhibit D — Page 1

Section 5. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the Second Lien Intercreditor Agreement subject to any limitations set forth in the Second Lien Intercreditor Agreement with respect to the Grantors.

Section 6. Governing Law. THIS GRANTOR JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 7. Severability. In case any one or more of the provisions contained in this Grantor Joinder Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Second Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 8. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Second Lien Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature hereto, which information supplements Section 8.11 of the Second Lien Intercreditor Agreement.

Section 9. Miscellaneous. The provisions of Article 8 of the Second Lien Intercreditor Agreement will apply with like effect to this Grantor Joinder Agreement.

Exhibit D — Page 2

IN WITNESS WHEREOF, the New Grantor has duly executed this Grantor Joinder Agreement to the Second Lien Intercreditor Agreement as of the day and year first above written.

[ ]

By:
Name:
Title:

Exhibit D — Page 3